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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21163

                          Pioneer Protected Principal Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2006 through December 31, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                    PROTECTED
                                 PRINCIPAL PLUS
                                      FUND

                                     Annual
                                     Report

                                    12/31/06

                                 [LOGO]PIONEER
                                       Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                 2
Portfolio Management Discussion                                       4
Portfolio Summary                                                     8
Prices and Distributions                                              9
Performance Update                                                   10
Comparing Ongoing Fund Expenses                                      13
Schedule of Investments                                              15
Financial Statements                                                 24
Notes to Financial Statements                                        31
Report of Independent Registered Public Accounting Firm              39
Factors Considered by the Independent Trustees in Approving
the Management Contract                                              40
Trustees, Officers and Service Providers                             46

                                                                      Chairman's

Dear Shareowner,
--------------------------------------------------------------------------------
As the global economy reacted to good and bad news of 2006, overall it managed to keep chugging along with fairly stable growth. Looking back, the economic stories included slowing economic growth bringing monetary tightening to an end in the United States, price action in oil and other commodity markets threatening to unsettle global growth and inflation, geopolitical uncertainties and corporate earnings growth surpassing market expectations.

Global growth surpassed most analyst expectations in 2006. The International Monetary Fund estimates world output increased by 5.1% in 2006, up from 4.9% in 2005 and above the 3.7% average annual pace of growth of the previous 20 years. Growth is estimated to slow modestly in 2007 but to remain well above the long-term average.

U.S. economic growth slowed gradually over 2006, with estimated full-year growth of GDP of 3.3%, modestly below 2005 growth but still strong enough to lower the unemployment rate to 4.5%. While many observers were concerned that a weakening housing sector could be a drag on consumer spending, the consumer has shown resilience supported by a strong labor market and associated income growth and by oil and gasoline prices falling from record highs in the second half of the year. Corporate America has also proved resilient in the face of the slowing housing sector, with business investment growing at its fastest rate since 2000.

The Federal Reserve stopped increasing interest rates in mid-2006, but has retained its bias to raise rates, reflecting upside risks to inflation, particularly from the tight labor market, and confidence that the economy remained on solid ground. Consumers welcomed the relief from oil prices that peaked at mid-year, and fell sharply towards year end. Likewise, they benefited from core inflation (which excludes energy and food items) that has eased modestly in the second half of the year, but remains above what is generally considered the central bank's "comfort zone."

The European economy surpassed many economists' expectations in 2006. Eurozone GDP grew at a 3% pace, much stronger than its 1.8% average annual growth pace since 2000. Underlying this strength has been buoyant and broad-based strength in business sentiment and investment and in exports. While household consumption showed mixed results, the unemployment rate fell to 7.7% by the end of 2006. The European Central Bank raised interest rates gradually to 3.50% over the course of 2006, reflecting firm economic growth, steadily tightening labor market conditions, and fast growing money supply. Core inflation in the Eurozone remains reasonably benign, at roughly 1.5% per annum. European stock markets posted strong returns; appreciation of the Euro relative to both the dollar and Yen made the Eurozone stock market the top performer of 2006.

The Japanese economy continued to grow firmly in 2006, although the pace of expansion slowed in the second half of the year. Business investment was the major driver of expansion as increasing capacity utilization and better sentiment encouraged a new wave of investment. As deflation ended, the Bank of Japan ended its zero interest rate policy, although it has raised rates to only

Letter

0.25% thus far. After a strong showing in 2005, the Japanese stock market posted only muted gains in 2006.

Emerging economies enjoyed strong, relatively uninterrupted economic growth in 2006. Good financing conditions, buoyant commodity prices, which boosted income and investment in commodity exporting countries, and strong export demand from developed economies drove this growth. The emerging market stock index was very strong in early 2006, declined to near start-of-year levels, then rallied to finish the year only marginally behind the Eurozone. We believe similar growth can be expected in the emerging markets if current domestic economic and political conditions prevail.

While global economic momentum has started to slow, we expect the global economy to continue growing firmly in 2007, supported by business investment, rising employment, and lower energy prices. A slowdown in the U.S. growth rate would be welcome, since rapid growth could increase the risk of inflationary pressures, which would force the Federal Reserve to raise interest rates. We expect Europe and Japan to grow similarly, while emerging market economies are expected to continue their strong growth. In this scenario, fixed-income assets are expected to produce total returns generally in line with their current yields, while equities are expected to produce returns generally in line with earnings growth, which we forecast to be moderately above bond yields.

Our cautiously optimistic outlook on most regions of the world and asset classes reinforces the importance of Pioneer Investments' message that investors should remain diversified; take a long-term view rather than over-reacting to breaking news, and base investment decisions on economic and market fundamentals rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help Fund shareowners work toward their long-term goals.

Respectfully,

/s/John F. Cogan Jr.

John F. Cogan Jr., Chairman
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

Shareholders in Pioneer Protected Principal Plus Fund participated in the relatively strong gains generated by both the equity and fixed-income markets during the 12 months ended December 31, 2006. In the following interview, portfolio manager and a member of the equity portfolio management team, Walter Hunnewell, Jr., and the debt securities portfolio manager, Richard Schlanger, discuss the strategy and factors that influenced the performance of the Fund.

Q:   How did the Fund perform over the 12 months?

A: For the 12-month period ended December 31, 2006, Pioneer Protected Principal Plus Fund's Class A shares had a total return of 5.54% at net asset value. The Fund underperformed the 15.78% return of the Standard & Poor's 500 Index for the same period and outperformed the 4.08% return of the Lehman Brothers Intermediate Government Bond Index. The Fund fell short of the 7.27% average return for the 341 funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category, the Fund's peer group.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   What was the investment environment during the period?

A: During the year, we saw the pace of economic growth moderate and corporate profits decelerate. While inflation remained a concern, the Federal Reserve paused in its rate-raising cycle in June, a move that was welcomed in both the equity and fixed-income markets. In response, the equity market, as measured by the S&P 500 Index, made substantial gains from July through the end of the year.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:   How did interest rates affect the management strategy for the Fund?

A: Interest rates are the driving force behind the asset allocation of the Fund. If interest rates decline and bond prices rise, we have to invest more money in the fixed-income portion (Treasury STRIPS) to meet our obligation to provide a minimum 2.00% annual return for Class A shares by the end of the Guarantee Period, which is December 21, 2009. During 2006 interest rates rose slightly, allowing us to add to the Fund's equity allocation.

Q:   What were the principal strategies used in managing the Fund?

A: We increased the equity allocation from 29% to 39% of net assets. During the 12 months, we pared back some of our successful positions in the materials and financials sectors and began to build defensive positions in the face of slowing economic growth. We were particularly attracted to the health care sector, where we created positions in St. Jude Medical, a developer of implantable cardiovascular products, and Zimmer, a manufacturer of reconstructive implantable orthopedic devices. We also added to Biomet, another manufacturer of implantable orthopedic devices. In the technology sector, we initiated a position in semiconductor producer Advanced Micro Devices, which has a new competitive advantage that it is executing effectively. We added to Alcoa, the largest integrated smelter and aluminum manufacturer in the world. We boosted the Alcoa position because we feel the outlook for aluminum is favorable and believe the company's management may be in the process of effecting some positive changes. The Fund's position in 3M was also increased.

     Portfolio cutbacks included reducing the position in mutual fund company T. Rowe Price when it reached what we thought was full valuation. The relatively large allocation to Johnson & Johnson was also trimmed, because we found better opportunities elsewhere. We eliminated Inco, one of the largest producers of nickel in the world, which was acquired. We also pared back our successful position in Rio Tinto, a broadly diversified global mining company. Other companies that were sold included: Bristol-Myers Squibb because of its legal entanglements; Golden West Financial and KeySpan Corporation, which were each acquired.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06                           (continued)
--------------------------------------------------------------------------------

Q:   What contributed most to performance?

A: Investments in telecommunications services, the best-performing sector of the market, contributed the most to performance during 2006. Our positions in Bell South, which rose 79%, and AT&T, its acquirer, which went up 53%, were the biggest drivers of total return. Publisher McGraw-Hill also enhanced results on the strength of earnings from its Standard & Poor's unit and a positive outlook for its textbook publishing business. T. Rowe Price benefited from the strength of the financial markets and good management execution. Inco had a total return of 75%; the company successfully brought one of the world's largest nickel mines into production and benefited from strong appreciation in nickel prices.

Q:   What detracted from performance?

A: Pioneer Natural Resources, an oil exploration and production company, declined 22% as the market questioned management's strategic moves. The stock remained in the portfolio as of December 31, 2006 because we feel the company is rich in resources and that its value will be recognized by the market. Intel fell 17% in the face of stiff competition from Advanced Micro Devices. We continued to hold Intel because we think the competitive advantage of Advanced Micro Devices may be temporary. Generic drug manufacturer Barr Pharmaceuticals declined 19%, because of slowing growth in the generic drug industry. We believe the industry is likely to re-accelerate and have maintained the position in Barr. Texas Instruments fell 10% because of a slowdown in its analog chip business and concerns about the volatile demand for cell phones which use Texas Instruments semiconductor chips. While Dell declined 16%, it remained in the portfolio because we believe it is top-of-class when it comes to efficient manufacturing. St. Jude Medical suffered because of competitors' high-profile product recalls in the cardiac rhythm management area as well as decelerating growth in the use of pace makers and other implantable devices. We believe that growth for these products will pick up, and the stock remained in the portfolio.

     The Fund's investments in Treasury STRIPS detracted the most from return. During the first half of the period, yields on Treasury securities rose, as the Federal Reserve continued raising interest rates. While yields declined briefly when the central bank paused

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     in its rate-raising cycle in June, they rose later in the year as the Federal Reserve continued to voice concerns about the potential for accelerating inflation. The rise in yields pushed down the prices of the Treasury securities in the portfolio. The Fund's fixed-income holdings also suffered because investor demand for Treasuries was fairly weak. At a time when economic growth was relatively strong and corporate profits were robust, investors were less inclined to favor the safety of Treasuries. Instead, they opted for riskier fixed-income securities that had higher yields.

Q:   What is your outlook?

A: In an environment in which the equity markets seem to vacillate between concerns that the economy is slowing too much or that it is too hot, we have positioned the portfolio slightly defensively. We expect to maintain a broadly diversified portfolio of high quality equities that sell at reasonable prices and that have the potential to grow earnings and dividends in the future. We feel that long-term interest rates should gradually drift higher, which should allow us to increase the Fund's equity exposure.

The Fund's returns will fluctuate and investors who redeem shares or take dividends or distributions in cash prior to the end of the seven-year guarantee period will reduce their guaranteed amount. Due to a financial warranty fee, the Fund's expenses are higher than those of most other mutual funds.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is not guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Obligations                                       61.1%
U.S. Common Stocks                                                36.8%
Depositary Receipts for International Stocks                       2.1%

 Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Government                                                        61.0%
Financials                                                         6.4%
Consumer Discretionary                                             5.4%
Information Technology                                             5.3%
Industrials                                                        5.3%
Health Care                                                        5.2%
Consumer Staples                                                   4.1%
Energy                                                             3.3%
Telecommunication Services                                         1.8%
Materials                                                          1.7%
Utilities                                                          0.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

 1. U.S. Treasury Strip, Zero Coupon, 11/15/09                   61.02%
 2. Mc-Graw Hill Co., Inc.                                        1.09
 3. Chevron Corp.                                                 0.97
 4. Norfolk Southern Corp.                                        0.80
 5. BellSouth Corp.                                               0.71
 6. Target Corp.                                                  0.66
 7. Walgreen Co.                                                  0.65
 8. AT & T Corp.                                                  0.64
 9. PACCAR, Inc.                                                  0.64
10. Deere & Co.                                                   0.64

This list excludes temporary cash and derivative instruments. Fund holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

Class   12/31/06      12/31/05
-----   --------      ---------
  A      $9.88         $9.69
  B      $9.90         $9.70
  C      $9.95         $9.75

Distributions Per Share
--------------------------------------------------------------------------------

                     1/1/06 - 12/31/06
                     -----------------
           Net
        Investment      Short-Term       Long-Term
Class     Income      Capital Gains    Capital Gains
-----     ------      -------------    -------------
  A      $0.1545        $0.0138           $0.178
  B      $0.0771        $0.0138           $0.178
  C      $0.0816        $0.0138           $0.178

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Intermediate Government Bond Index measures the performance of the U.S. intermediate-term investment-grade bond market. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

The Indexes defined here pertain to the "Value of $10,000 Investment" charts on pages 10, 11 and 12.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                              CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund at public offering price, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Intermediate Government Bond Index.

Average Annual Total Returns
(As of December 31, 2006)
                              Net Asset            Public Offering
Period                       Value (NAV)              Price (POP)
Life-of-Class
(11/1/02)                       2.91%                   1.46%
1 Year                          5.54                   -0.52
------------------------------------------------------------------
Expense Ratio
(As of May 1, 2006)
                                Gross                    Net
                                2.17%                   2.10%

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $ 10,000 Investment

                        Pioneer Protected                               Lehman Brothers Intermediate
                       Principal Plus Fund        S&P 500 Index            Government Bond Index
11/02                        $ 9,425                 $10,000                      $10,000
12/02                        $ 9,509                 $ 9,413                      $10,185
12/03                        $ 9,801                 $12,111                      $10,418
12/04                        $10,062                 $13,428                      $10,661
12/05                        $10,065                 $14,087                      $10,841
12/06                        $10,623                 $16,310                      $11,257

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect indefinitely for Class A Shares. Please see the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Current performance may be higher or lower due to market volatility. Fund returns will fluctuate, and investors who redeem shares or take dividends or distributions in cash prior to the end of the guarantee period will reduce their guaranteed amount. The guaranteed amount could be reduced if certain events occur, such as the termination of the financial warranty agreement or the insolvency of Main Place Funding LLC or Bank of America.

The Fund's expenses are higher than those of most other mutual funds. Its allocation of all or a significant portion of assets to U.S. government securities could cause underperformance relative to the general equity market. The Fund's primary objective of preserving principal may not be compatible with obtaining the same level of returns that could be achieved with greater allocation to equity securities. Your investment is subject to market risk after the Guarantee Period. Investors must redeem their shares on the Fund's maturity date to receive the guaranteed amount. Shares sold on dates other than maturity date will be sold at net asset value per share.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                             CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Intermediate Government Bond Index.

Average Annual Total Returns
(As of December 31, 2006)

                                 If                      If
Period                          Held                  Redeemed
Life-of-Class
(11/1/02)                       2.17%                   1.95%
1 Year                          4.84                    0.84
-------------------------------------------------------------
Expense Ratio
(As of May 1, 2006)
                               Gross                    Net
                                2.90%                   2.85%

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $ 10,000 Investment

                        Pioneer Protected                               Lehman Brothers Intermediate
                       Principal Plus Fund        S&P 500 Index            Government Bond Index
11/02                        $10,000                 $10,000                      $10,000
12/02                        $10,083                 $ 9,413                      $10,185
12/03                        $10,314                 $12,111                      $10,418
12/04                        $10,515                 $13,428                      $10,661
12/05                        $10,431                 $14,087                      $10,841
12/06                        $10,837                 $16,310                      $11,257

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end perfor mance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect indefinitely for Class B Shares. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares. Current performance may be higher or lower due to market volatility. Fund returns will fluctuate, and investors who redeem shares or take dividends or distributions in cash prior to the end of the guarantee period will reduce their guaranteed amount. The guaranteed amount could be reduced if certain events occur, such as the termination of the financial warranty agreement or the insolvency of Main Place Funding LLC or Bank of America.

The Fund's expenses are higher than those of most other mutual funds. Its allocation of all or a significant portion of assets to U.S. government securities could cause underperformance relative to the general equity market. The Fund's primary objective of preserving principal may not be compatible with obtaining the same level of returns that could be achieved with greater allocation to equity securities. Your investment is subject to market risk after the Guarantee Period. Investors must redeem their shares on the Fund's maturity date to receive the guaranteed amount. Shares sold on dates other than maturity date will be sold at net asset value per share.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                             CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Intermediate Government Bond Index.

Average Annual Total Returns
(As of December 31, 2006)

                                 If                      If
Period                          Held                  Redeemed
Life-of-Class
(11/1/02)                       2.18%                   2.18%
1 Year                          4.86                    4.86
--------------------------------------------------------------
Expense Ratio
(As of May 1, 2006)
                               Gross                     Net
                                3.02%                   2.85%

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $ 10,000 Investment

                        Pioneer Protected                               Lehman Brothers Intermediate
                       Principal Plus Fund        S&P 500 Index            Government Bond Index
11/02                        $10,000                 $10,000                      $10,000
12/02                        $10,074                 $ 9,413                      $10,185
12/03                        $10,316                 $12,111                      $10,418
12/04                        $10,509                 $13,428                      $10,661
12/05                        $10,432                 $14,087                      $10,841
12/06                        $10,939                 $16,310                      $11,257

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end perfor mance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect indefinitely for Class C Shares. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares. Current performance may be higher or lower due to market volatility. Fund returns will fluctuate, and investors who redeem shares or take dividends or distributions in cash prior to the end of the guarantee period will reduce their guaranteed amount. The guaranteed amount could be reduced if certain events occur, such as the termination of the financial warranty agreement or the insolvency of Main Place Funding LLC or Bank of America.

The Fund's expenses are higher than those of most other mutual funds. Its allocation of all or a significant portion of assets to U.S. government securities could cause underperformance relative to the general equity market. The Fund's primary objective of preserving principal may not be compatible with obtaining the same level of returns that could be achieved with greater allocation to equity securities. Your investment is subject to market risk after the Guarantee Period. Investors must redeem their shares on the Fund's maturity date to receive the guaranteed amount. Shares sold on dates other than maturity date will be sold at net asset value per share.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Protected Principal Plus Fund

Based on actual returns from July 1, 2006 through December 31, 2006

Share Class                               A              B              C
--------------------------------------------------------------------------------
Beginning Account Value On 7/1/06     $1,000.00      $1,000.00      $1,000.00
Ending Account Value On 12/31/06      $1,057.09      $1,047.35      $1,047.55
Expenses Paid During Period*          $   10.86      $   14.50      $   14.30

* Expenses are equal to the Fund's annualized expense ratio of 2.10%, 2.81% and 2.77%, for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Protected Principal Plus Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                               A              B             C
--------------------------------------------------------------------------------
Beginning Account Value On 7/1/06     $1,000.00      $1,000.00      $1,000.00
Ending Account Value On 12/31/06      $1,014.62      $1,011.04      $1,011.24
Expenses Paid During Period*          $   10.66      $   14.24      $   14.04

* Expenses are equal to the Fund's annualized expense ratio of 2.10%, 2.81% and 2.77%, for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

    Shares                                                     Value
             COMMON STOCKS - 39.2%
             Energy - 3.3%
             Integrated Oil & Gas - 2.5%
     6,137   Chevron Corp.                               $   451,254
     3,268   ConocoPhillips                                  235,133
     3,774   Exxon Mobil Corp.                               289,202
     3,756   Occidental Petroleum Corp.                      183,405
                                                         -----------
                                                         $ 1,158,994
                                                         -----------
             Oil & Gas Equipment & Services - 0.2%
     2,163   Weatherford International, Inc.*            $    90,392
                                                         -----------
             Oil & Gas Exploration & Production - 0.6%
     2,555   Apache Corp.                                $   169,933
     2,924   Pioneer Natural Resources Co.                   116,053
                                                         -----------
                                                         $   285,986
                                                         -----------
             Total Energy                                $ 1,535,372
                                                         -----------
             Materials - 1.7%
             Aluminum - 0.4%
     6,763   Alcoa, Inc.                                 $   202,958
                                                         -----------
             Diversified Chemical - 0.3%
     2,369   Dow Chemical Co.                            $    94,618
       886   E.I. du Pont de Nemours and Co.                  43,157
                                                         -----------
                                                         $   137,775
                                                         -----------
             Diversified Metals & Mining - 0.5%
     1,057   Rio Tinto Plc (A.D.R.)                      $   224,602
                                                         -----------
             Industrial Gases - 0.3%
     1,170   Air Products & Chemicals, Inc.              $    82,228
       516   Praxair, Inc.                                    30,614
                                                         -----------
                                                         $   112,842
                                                         -----------
             Specialty Chemicals - 0.2%
     1,928   Ecolab, Inc.                                $    87,146
                                                         -----------
             Total Materials                             $   765,323
                                                         -----------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

    Shares                                                               Value
             Capital Goods - 3.8%
             Aerospace & Defense - 1.0%
     2,985   General Dynamics Corp.                                $   221,935
     3,895   United Technologies Corp.                                 243,515
                                                                   -----------
                                                                   $   465,450
                                                                   -----------
             Construction & Farm Machinery & Heavy Trucks - 1.7%
     3,314   Caterpillar, Inc.                                     $   203,248
     3,136   Deere & Co.                                               298,139
     4,594   PACCAR, Inc.                                              298,151
                                                                   -----------
                                                                   $   799,538
                                                                   -----------
             Electrical Component & Equipment - 0.4%
     2,491   Emerson Electric Co.                                  $   109,828
     1,035   Rockwell International Corp.                               63,218
                                                                   -----------
                                                                   $   173,046
                                                                   -----------
             Industrial Conglomerates - 0.6%
     1,662   3M Co.                                                $   129,520
     4,423   General Electric Co.                                      164,580
                                                                   -----------
                                                                   $   294,100
                                                                   -----------
             Industrial Machinery - 0.1%
       477   Parker Hannifin Corp.                                 $    36,672
                                                                   -----------
             Total Capital Goods                                   $ 1,768,806
                                                                   -----------
             Transportation - 1.5%
             Airlines - 0.3%
     9,100   Southwest Airlines Co.                                $   139,412
                                                                   -----------
             Railroads - 1.2%
     2,431   Burlington Northern, Inc.                             $   179,432
     7,425   Norfolk Southern Corp.                                    373,403
                                                                   -----------
                                                                   $   552,835
                                                                   -----------
             Total Transportation                                  $   692,247
                                                                   -----------
             Automobiles & Components - 0.7%
             Auto Parts & Equipment - 0.5%
     2,800   Johnson Controls, Inc.                                $   240,576
                                                                   -----------

16 The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                      Value
             Automobile Manufacturers - 0.2%
    13,815   Ford Motor Corp.                             $   103,751
                                                          -----------
             Total Automobiles & Components               $   344,327
                                                          -----------
             Consumer Durables & Apparel - 0.1%
             Apparel, Accessories & Luxury Goods - 0.1%
     1,048   Liz Claiborne, Inc.                          $    45,546
                                                          -----------
             Total Consumer Durables & Apparel            $    45,546
                                                          -----------
             Media - 2.7%
             Advertising - 0.5%
     2,131   Omnicom Group                                $   222,775
                                                          -----------
             Movies & Entertainment - 0.2%
     2,649   The Walt Disney Co.                          $    90,781
                                                          -----------
             Publishing - 2.0%
     2,190   Gannett Co.                                  $   132,407
       129   Idearc, Inc.*                                      3,703
       482   John Wiley & Sons, Inc.                           18,542
     7,492   McGraw-Hill Co., Inc.                            509,606
     8,498   Reed Elsevier NV (A.D.R.)                        289,782
                                                          -----------
                                                          $   954,040
                                                          -----------
             Total Media                                  $ 1,267,596
                                                          -----------
             Retailing - 1.9%
             Department Stores - 0.6%
     2,949   Federated Department Stores, Inc.            $   112,445
     3,309   Nordstrom, Inc.                                  163,266
                                                          -----------
                                                          $   275,711
                                                          -----------
             General Merchandise Stores - 0.7%
     5,350   Target Corp.                                 $   305,217
                                                          -----------
             Home Improvement Retail - 0.3%
     4,836   Lowe's Companies, Inc.                       $   150,641
                                                          -----------
             Specialty Stores - 0.3%
     1,555   Barnes & Noble, Inc.                         $    61,749
     2,529   Staples, Inc.                                     67,524
                                                          -----------
                                                          $   129,273
                                                          -----------
             Total Retailing                              $   860,842
                                                          -----------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

    Shares                                                Value
             Food & Drug Retailing - 1.3%
             Drug Retail - 0.8%
     2,894   CVS Corp.                              $    89,453
     6,580   Walgreen Co.                               301,956
                                                    -----------
                                                    $   391,409
                                                    -----------
             Food Distributors - 0.3%
     3,925   Sysco Corp.                            $   144,283
                                                    -----------
             Hypermarkets & Supercenters - 0.2%
       687   Costco Wholesale Corp.                 $    36,322
       929   Wal-Mart Stores, Inc.                       42,901
                                                    -----------
                                                    $    79,223
                                                    -----------
             Total Food & Drug Retailing            $   614,915
                                                    -----------
             Food Beverage & Tobacco - 2.2%
             Packaged Foods & Meats - 1.7%
     4,257   Campbell Soup Co.                      $   165,555
     2,282   General Mills, Inc.                        131,443
     3,466   H.J. Heinz Co., Inc.                       156,005
     2,621   Hershey Foods Corp.                        130,526
     1,634   Kellogg Co.                                 81,798
     5,955   Sara Lee Corp.                             101,414
                                                    -----------
                                                    $   766,741
                                                    -----------
             Soft Drinks - 0.5%
     3,737   PepsiCo, Inc.                          $   233,749
                                                    -----------
             Total Food Beverage & Tobacco          $ 1,000,490
                                                    -----------
             Household & Personal Products - 0.7%
             Household Products - 0.6%
       757   Clorox Co.                             $    48,561
     3,310   Colgate-Palmolive Co.                      215,944
                                                    -----------
                                                    $   264,505
                                                    -----------
             Personal Products - 0.1%
     1,045   Estee Lauder Co.                       $    42,657
                                                    -----------
             Total Household & Personal Products    $   307,162
                                                    -----------

18 The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                   Value
             Health Care Equipment & Services - 2.1%
             Health Care Equipment - 2.1%
     3,681   Becton, Dickinson & Co.                   $   258,222
     4,449   Biomet, Inc.                                  183,610
     2,200   C. R. Bard, Inc.                              182,534
     2,447   Medtronic, Inc.                               130,939
     3,486   St. Jude Medical, Inc.*                       127,448
     1,377   Zimmer Holdings, Inc.*                        107,929
                                                       -----------
                                                       $   990,682
                                                       -----------
             Total Health Care Equipment & Services    $   990,682
                                                       -----------
             Pharmaceuticals & Biotechnology - 3.1%
             Biotechnology - 0.0%
       424   Amgen, Inc.*                              $    28,963
                                                       -----------
             Pharmaceuticals - 3.1%
     3,473   Abbott Laboratories                       $   169,170
     2,733   Barr Laboratories, Inc.*                      136,978
     2,275   Eli Lilly & Co.                               118,528
     2,540   Johnson & Johnson                             167,691
     2,167   Merck & Co., Inc.                              94,481
     2,492   Novartis AG (A.D.R.)                          143,140
     7,058   Pfizer, Inc.                                  182,802
     1,931   Roche Holdings AG (A.D.R.)*                   173,068
     8,679   Schering-Plough Corp.                         205,172
     1,049   Teva Pharmaceutical Industries, Ltd.           32,603
                                                       -----------
                                                       $ 1,423,633
                                                       -----------
             Total Pharmaceuticals & Biotechnology     $ 1,452,596
                                                       -----------
             Banks - 3.0%
             Diversified Banks - 1.1%
     5,480   U.S. Bancorp                              $   198,321
     1,948   Wachovia Corp.                                110,939
     5,427   Wells Fargo & Co.                             192,984
                                                       -----------
                                                       $   502,244
                                                       -----------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

    Shares                                                   Value
             Regional Banks - 1.5%
       801   Compass Bancshares, Inc.                  $    47,780
     2,005   First Horizon National Corp.                   83,769
     6,954   National City Corp.                           254,238
     2,588   SunTrust Banks, Inc.                          218,557
     1,062   Zions Bancorporation                           87,551
                                                       -----------
                                                       $   691,895
                                                       -----------
             Thrifts & Mortgage Finance - 0.4%
     4,042   Washington Mutual, Inc.                   $   183,871
                                                       -----------
             Total Banks                               $ 1,378,010
                                                       -----------
             Diversified Financials - 2.2%
             Asset Management & Custody Banks - 0.8%
     2,455   Federated Investors, Inc.                 $    82,930
     3,690   State Street Corp.                            248,854
     1,240   T. Rowe Price Associates, Inc.                 54,275
                                                       -----------
                                                       $   386,059
                                                       -----------
             Consumer Finance - 0.3%
     2,541   American Express Co.                      $   154,162
                                                       -----------
             Investment Banking & Brokerage - 0.5%
     2,250   Merrill Lynch & Co., Inc.                 $   209,475
                                                       -----------
             Diversified Financial Services - 0.6%
     3,217   Bank of America Corp.                     $   171,756
     1,717   Citigroup, Inc.                                95,637
                                                       -----------
                                                       $   267,393
                                                       -----------
             Total Diversified Financials              $ 1,017,089
                                                       -----------
             Insurance - 1.2%
             Life & Health Insurance - 0.1%
     1,371   MetLife, Inc.                             $    80,903
                                                       -----------
             Multi-Line Insurance - 0.2%
       879   Hartford Financial Services Group, Inc.   $    82,019
                                                       -----------

20 The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                        Value
             Property & Casualty Insurance - 0.9%
     5,545   Chubb Corp.                                    $   293,386
     1,825   Safeco Corp.                                       114,154
                                                            -----------
                                                            $   407,540
                                                            -----------
             Total Insurance                                $   570,462
                                                            -----------
             Software & Services - 1.3%
             Application Software - 0.3%
     2,716   Adobe Systems, Inc.*                           $   111,682
                                                            -----------
             Data Processing & Outsourced Services - 0.6%
     2,476   Automatic Data Processing, Inc.                $   121,943
     1,279   DST Systems, Inc.*                                  80,104
     1,312   Fiserv, Inc.*                                       68,775
                                                            -----------
                                                            $   270,822
                                                            -----------
             Systems Software - 0.4%
     6,634   Microsoft Corp.                                $   198,091
                                                            -----------
             Total Software & Services                      $   580,595
                                                            -----------
             Technology Hardware & Equipment - 2.8%
             Communications Equipment - 1.1%
     4,747   Cisco Systems, Inc.*                           $   129,735
1    0,518   Motorola, Inc.                                     216,250
     8,894   Nokia Corp. (A.D.R.)                               180,726
                                                            -----------
                                                            $   526,711
                                                            -----------
             Computer Hardware - 1.1%
     4,454   Dell, Inc.*                                    $   111,751
     5,884   Hewlett-Packard Co.                                242,362
2    5,354   Sun Microsystems, Inc.*                            137,419
                                                            -----------
                                                            $   491,532
                                                            -----------
             Computer Storage & Peripherals - 0.1%
     3,737   EMC Corp.*                                     $    49,328
                                                            -----------
             Office Electronics - 0.5%
     4,293   Canon, Inc. (A.D.R.)                           $   242,941
                                                            -----------
             Total Technology Hardware & Equipment          $ 1,310,512
                                                            -----------

The accompanying notes are an integral part of these financial statements.   21

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

    Shares                                                      Value
             Semiconductors - 1.3%
             Semiconductor Equipment - 0.2%
     5,280   Applied Materials, Inc.                      $    97,416
                                                          -----------
             Semiconductors - 1.1%
     4,561   Advanced Micro Devices, Inc.*                $    92,816
     9,087   Intel Corp.                                      184,012
     7,397   Texas Instruments, Inc.                          213,034
                                                          -----------
                                                          $   489,862
                                                          -----------
             Total Semiconductors                         $   587,278
                                                          -----------
             Telecommunication Services - 1.8%
             Integrated Telecom Services - 1.7%
     8,360   AT&T Corp.                                   $   298,870
     7,037   BellSouth Corp.                                  331,513
     2,591   Verizon Communications, Inc.                      96,489
     2,720   Windstream Corp.                                  38,678
                                                          -----------
                                                          $   765,550
                                                          -----------
             Wireless Telecommunication Services - 0.1%
     1,170   Alltel Corp.                                 $    70,762
                                                          -----------
             Total Telecommunication Services             $   836,312
                                                          -----------
             Utilities - 0.5%
             Electric Utilities - 0.2%
     2,733   Southern Co.                                 $   100,738
                                                          -----------
             Multi-Utilities - 0.3%
     1,861   Consolidated Edison, Inc.                    $    89,458
       500   PG&E Corp.                                        23,665
                                                          -----------
                                                          $   113,123
                                                          -----------
             Total Utilities                              $   213,861
                                                          -----------
             TOTAL COMMON STOCKS
             (Cost $16,115,805)                           $18,140,023
                                                          -----------

22 The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                   Value
             U.S. GOVERNMENT OBLIGATIONS - 61.4%
             Government - 61.4%
32,450,000   U.S. Treasury Strip, 0%, 11/15/09         $28,400,532
                                                       -----------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (Cost $28,730,515)                        $28,400,532
                                                       -----------
             TOTAL INVESTMENT IN SECURITIES - 100.6%
             (Cost $44,846,320) (a)                    $46,540,555
                                                       -----------
             OTHER ASSETS AND LIABILITIES - (0.6)%     $  (269,572)
                                                       -----------
             TOTAL NET ASSETS - 100.0%                 $46,270,983
                                                       ===========

*        Non-income producing security.

(A.D.R.) American Depositary Receipt

(a) At December, 31, 2006 the net unrealized gain on investments based on cost for federal income tax purposes of $45,895,213 was as follows:

         Aggregate gross unrealized gain for all investments in which there is
         an excess of value over tax cost                                         $1,039,039
         Aggregate gross unrealized loss for all investments in which there is
         an excess of value over tax cost                                           (393,697)
                                                                                  ----------
         Net unrealized gain                                                      $  645,342
                                                                                  ==========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2006 aggregated $20,459,962 and $40,545,527, respectively.

The accompanying notes are an integral part of these financial statements.   23

Pioneer Protected Principal Plus Fund
-----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
-----------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $44,846,320)                        $46,540,555
  Cash                                                                    18,349
  Receivables -
    Dividends and interest                                                33,103
  Other                                                                    1,410
                                                                     -----------
     Total assets                                                    $46,593,417
                                                                     -----------
LIABILITIES:
  Payables -
    Fund shares repurchased                                          $   206,797
    Financial warranty fee                                                33,982
  Due to affiliates                                                       20,805
  Accrued expenses                                                        60,850
                                                                     -----------
     Total liabilities                                               $   322,434
                                                                     -----------
NET ASSETS:
  Paid-in capital                                                    $45,358,327
  Undistributed net investment income                                      4,800
  Accumulated net realized loss on investments                          (786,379)
  Net unrealized gain on investments                                   1,694,235
                                                                     -----------
     Total net assets                                                $46,270,983
                                                                     ===========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $14,479,584/1,465,703 shares)                    $      9.88
                                                                     ===========
  Class B (based on $25,520,608/2,577,788 shares)                    $      9.90
                                                                     ===========
  Class C (based on $6,270,791/630,117 shares)                       $      9.95
                                                                     ===========
MAXIMUM OFFERING PRICE:
  Class A ($9.88 [divided by] 94.25%)                                $     10.48
                                                                     ===========

24 The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------
For the Year Ended 12/31/06

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $200)                   $  348,468
  Interest                                                             1,500,419
                                                                      ----------
     Total investment income                                                         $1,848,887
                                                                                     ----------
EXPENSES:
  Financial warranty fee                                              $  451,734
  Management fees                                                        310,842
  Transfer agent fees and expenses
    Class A                                                               37,988
    Class B                                                               49,741
    Class C                                                                9,368
  Distribution fees
    Class A                                                               42,260
    Class B                                                              290,316
    Class C                                                               71,947
  Administrative reimbursements                                           10,161
  Custodian fees                                                          25,987
  Professional fees                                                       34,769
  Printing expense                                                        21,634
  Fees and expenses of nonaffiliated trustees                              5,424
  Miscellaneous                                                           12,803
                                                                      ----------
     Total expenses                                                                  $1,374,974
     Less management fees waived and expenses
       reimbursed by Pioneer Investment Management, Inc.                                 (2,983)
     Less fees paid indirectly                                                           (1,970)
                                                                                     ----------
     Net expenses                                                                    $1,370,021
                                                                                     ----------
       Net investment income                                                         $  478,866
                                                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                                   $  892,067
  Change in net unrealized gain on investments                                        1,137,597
                                                                                     ----------
    Net gain on investments                                                          $2,029,664
                                                                                     ----------
    Net increase in net assets resulting from operations                             $2,508,530
                                                                                     ==========

The accompanying notes are an integral part of these financial statements.   25

Pioneer Protected Principal Plus Fund
-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------
For the Years Ended 12/31/06 and 12/31/05, respectively

                                                                     Year Ended       Year Ended
                                                                      12/31/06         12/31/05
FROM OPERATIONS:
Net investment income                                               $    478,866     $    651,437
Net realized gain on investments                                         892,067          448,973
Change in net unrealized gain (loss) on investments                    1,137,597       (1,670,212)
                                                                    ------------     ------------
    Net increase (decrease) in net assets resulting
     from operations                                                $  2,508,530     $   (569,802)
                                                                    ------------     ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.15 and $0.16 per share, respectively)               $   (224,184)    $   (341,224)
    Class B ($0.08 and $0.08 per share, respectively)                   (198,024)        (263,247)
    Class C ($0.08 and $0.06 per share, respectively)                    (51,858)         (55,171)
Net realized gain:
    Class A ($0.19 and $0.25 per share, respectively)                   (278,003)        (570,190)
    Class B ($0.19 and $0.25 per share, respectively)                   (497,929)        (874,265)
    Class C ($0.19 and $0.25 per share, respectively)                   (121,660)        (226,753)
                                                                    ------------     ------------
     Total distributions to shareowners                             $ (1,371,658)    $ (2,330,850)
                                                                    ------------     ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                    $          -     $          -
Reinvestment of distributions                                          1,069,466        1,822,563
Cost of shares repurchased                                           (18,756,345)     (28,300,073)
                                                                    ------------     ------------
    Net decrease in net assets resulting from fund
     share transactions                                             $(17,686,879)    $(26,477,510)
                                                                    ------------     ------------
    Net decrease in net assets                                      $(16,550,007)    $(29,378,162)
NET ASSETS:
Beginning of year                                                     62,820,990       92,199,152
                                                                    ------------     ------------
End of year                                                         $ 46,270,983     $ 62,820,990
                                                                    ============     ============
Undistributed net investment income                                 $      4,800     $          -
                                                                    ============     ============

26 The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                               '06 Shares   '06 Amount   '05 Shares    '05 Amount
CLASS A
Shares sold                            -   $         -            -   $          -
Reinvestment of distributions     44,389       441,367       80,812        791,600
Less shares repurchased         (733,763)   (7,198,109)    (999,901)    (9,984,958)
                                --------   -----------   ----------   ------------
    Net decrease                (689,374)  $(6,756,742)    (919,089)  $ (9,193,358)
                                ========   ===========   ==========   ============
CLASS B
Shares sold                            -   $         -            -   $          -
Reinvestment of distributions     51,346       509,494       85,494        835,443
Less shares repurchased         (911,237)   (8,960,134)  (1,243,751)   (12,420,920)
                                --------   -----------   ----------   ------------
    Net decrease                (859,891)  $(8,450,640)  (1,158,257)  $(11,585,477)
                                ========   ===========   ==========   ============
CLASS C
Shares sold                            -   $         -            -   $          -
Reinvestment of distributions     11,889       118,605       19,919        195,520
Less shares repurchased         (263,518)   (2,598,102)    (587,472)    (5,894,195)
                                --------   -----------   ----------   ------------
    Net decrease                (251,629)  $(2,479,497)    (567,553)  $ (5,698,675)
                                ========   ===========   ==========   ============

The accompanying notes are an integral part of these financial statements.   27

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                                                                                   11/1/02 (a)
                                                               Year Ended  Year Ended   Year Ended   Year Ended        to
                                                                12/31/06    12/31/05     12/31/04     12/31/03     12/31/02
CLASS A
Net asset value, beginning of period                            $  9.69     $ 10.10      $ 10.21      $ 10.075     $10.000
                                                                -------     -------      -------      --------     -------
Increase from investment operations:
 Net investment income                                          $  0.16     $  0.16      $  0.16      $  0.173     $ 0.003
 Net realized and unrealized gain (loss) on investments            0.37       (0.16)        0.11         0.145       0.081
                                                                -------     -------      -------      --------     -------
  Net increase from investment operations                       $  0.53     $  0.00      $  0.27      $  0.318     $ 0.084
Distributions to shareowners:
 Net investment income                                            (0.15)      (0.16)       (0.16)       (0.178)     (0.009)
 Net realized loss                                                (0.19)      (0.25)       (0.22)       (0.001)          -
                                                                -------     -------      -------      --------     -------
Net increase (decrease) in net asset value                      $  0.19     $ (0.41)     $ (0.11)     $  0.139     $ 0.075
                                                                -------     -------      -------      --------     -------
Net asset value, end of period                                  $  9.88     $  9.69      $ 10.10      $ 10.214     $10.075
                                                                =======     =======      =======      ========     =======
Total return*                                                      5.54%       0.03%        2.63%         3.08%       0.89%(b)
Ratio of net expenses to average net assets+                       2.10%       2.10%        2.07%         2.10%       1.56%**
Ratio of net investment income to average net assets+              1.38%       1.35%        1.35%         1.44%       0.41%**
Portfolio turnover rate                                              21%         31%          39%           84%         12%
Net assets, end of period (in thousands)                        $14,480     $20,876      $31,045      $ 45,700     $61,124
Ratios with no waiver of management fees and assumptions of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                      2.12%       2.17%        2.07%         2.10%       1.56%**
 Net investment income                                             1.36%       1.27%        1.35%         1.44%       0.41%**
Ratios with waiver of management fees and assumptions of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                      2.10%       2.10%        2.07%         2.10%       1.56%**
 Net investment income                                             1.38%       1.35%        1.35%         1.44%       0.41%**

(a)  Class A shares were first publicly offered on November 1, 2002.
(b)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

28 The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                  11/1/02 (a)
                                                              Year Ended  Year Ended    Year Ended   Year Ended        to
                                                               12/31/06    12/31/05      12/30/04     12/31/03    12/31/02
CLASS B
Net asset value, beginning of period                           $  9.70     $ 10.11       $ 10.21      $ 10.076    $  10.000
                                                               -------     -------       -------      --------    ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $  0.08     $  0.07       $  0.07      $  0.076    $  (0.003)
 Net realized and unrealized gain on investments                  0.39       (0.15)         0.12         0.160        0.082
                                                               -------     -------       -------      --------    ---------
  Net increase from investment operations                      $  0.47     $ (0.08)      $  0.19      $  0.236    $   0.079
Distributions to shareowners:
 Net investment income                                           (0.08)      (0.08)        (0.08)       (0.099)      (0.003)
 Net realized gain (loss)                                        (0.19)      (0.25)        (0.22)       (0.001)           -
                                                               -------     -------       -------      --------    ---------
Net increase (decrease) in net asset value                     $  0.20     $ (0.41)      $ (0.11)     $  0.136    $   0.076
                                                               -------     -------       -------      --------    ---------
Net asset value, end of period                                 $  9.90     $  9.70       $ 10.11      $ 10.212    $  10.076
                                                               =======     =======       =======      ========    =========
Total return*                                                     4.84%      (0.80)%        1.94%         2.29%        0.83%(b)
Ratio of net expenses to average net assets+                      2.81%       2.85%         2.80%         2.85%        2.30%**
Ratio of net investment income (loss) to average net assets+      0.67%       0.60%         0.62%         0.69%       (0.31)%**
Portfolio turnover rate                                             21%         31%           39%           84%          12%
Net assets, end of period (in thousands)                       $25,521     $33,349       $46,454      $ 61,181    $  67,974
Ratios with no waiver of management fees and assumptions of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                     2.81%       2.90%         2.80%         2.85%        2.30%**
 Net investment income                                            0.67%       0.54%         0.62%         0.69%       (0.31)%**
Ratios with waiver of management fees and assumptions of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                     2.81%       2.85%         2.80%         2.85%        2.30%**
 Net investment income                                            0.67%       0.59%         0.62%         0.69%       (0.31)%**

(a)  Class B shares were first publicly offered on November 1, 2002.
(b)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements. 29

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                   11/1/02 (a)
                                                              Year Ended   Year Ended    Year Ended   Year Ended      to
                                                               12/31/06     12/31/05      12/31/04     12/31/03    12/31/02
CLASS C
Net asset value, beginning of period                           $  9.75      $ 10.14       $ 10.23      $ 10.074    $  10.000
                                                               -------      -------       -------      --------    ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $  0.08      $  0.07       $  0.08      $  0.090    $  (0.002)
 Net realized and unrealized gain (loss) on investments           0.39        (0.15)         0.11         0.150        0.080
                                                               -------      -------       -------      --------    ---------
  Net increase from investment operations                      $  0.47      $ (0.08)      $  0.19      $  0.240    $   0.078
Distributions to shareowners:
 Net investment income                                           (0.08)       (0.06)        (0.06)       (0.080)      (0.004)
 Net realized gain (loss)                                        (0.19)       (0.25)        (0.22)       (0.001)           -
                                                               -------      -------       -------      --------    ---------
Net increase (decrease) in net asset value                     $  0.20      $ (0.39)      $ (0.09)     $  0.159    $   0.074
                                                               -------      -------       -------      --------    ---------
Net asset value, end of period                                 $  9.95      $  9.75       $ 10.14      $ 10.233    $  10.074
                                                               =======      =======       =======      ========    =========
Total return*                                                     4.86%       (0.74)%        1.85%         2.40%        0.74%(b)
Ratio of net expenses to average net assets+                      2.77%        2.85%         2.81%         2.84%        2.34%**
Ratio of net investment income (loss) to average net assets+      0.71%        0.59%         0.60%         0.70%       (0.27)%**
Portfolio turnover rate                                             21%          31%           39%           84%          12%**
Net assets, end of period (in thousands)                       $ 6,271      $ 8,597       $14,700      $ 25,097    $  34,036
Ratios with no waiver of management fees and assumptions of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                     2.77%        3.02%         2.81%         2.84%        2.34%**
 Net investment income                                            0.71%        0.42%         0.60%         0.70%       (0.27)%**
Ratios with waiver of management fees and assumptions of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                     2.77%        2.85%         2.81%         2.84%        2.34%**
 Net investment income                                            0.71%        0.59%         0.60%         0.70%       (0.27)%**

(a)  Class C shares were first publicly offered on November 1, 2002.
(b)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

30 The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Protected Principal Plus Fund (the "Fund"), organized as a Delaware statutory trust on October 2, 2001, is a diversified portfolio of Pioneer Protected Principal Trust which is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the 1940 Act) as a open-end management investment company.

The life of the Fund is divided into three phases: an Offering Period (which ended on December 18, 2002), a Guarantee Period (from December 20, 2002 to December 21, 2009 (the "Maturity Date"), and a Post-Guarantee Period, which begins on or about December 22, 2009. During the Guarantee Period, the Fund's investment objective is capital preservation in order to have a net asset value on the Maturity Date at least equal to the "Guaranteed Amount". Each shareowner's Guaranteed Amount will be equal to the initial amount invested (net of any initial sales charges) plus a minimum annual compounded return on such amount (2.00% on Class A Shares and 1.25% on Class B and C Shares), less any extraordinary expenses and any amounts that Pioneer Investment Management, Inc.
(PIM) is obligated to pay under the Financial Warranty Agreement (see Note 3) and fails to do so in a timely manner. In order to receive the Guaranteed Amount, shareowners must maintain their initial investment, not redeem any shares for seven years and reinvest all dividends and distributions. The Fund also seeks capital appreciation as a secondary objective during the Guarantee Period. During the Post-Guarantee Period, the Fund's investment objective will be long-term growth of capital. During the Guarantee Period, the Fund's net asset value may decline below the Guaranteed Amount.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

Information regarding the Fund's principal investment risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. As of December 31, 2006, there were no securities fair valued. Temporary cash investments are valued at amortized cost.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. All discounts/premiums on debt securities are accreted/ amortized into interest income for financial purposes. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of any current year distributions paid will be determined at the end of the current fiscal year. The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                                         2006            2005
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                       $  538,649      $  651,437
Long-term capital gain                                   833,009       1,679,413
                                                      ----------      ----------
 Total                                                $1,371,658      $2,330,850
                                                      ==========      ==========
--------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2006.

--------------------------------------------------------------------------------
                                                                          2006
--------------------------------------------------------------------------------
Undistributed ordinary income                                           $ 56,282
Undistributed long term gain                                             211,032
Unrealized appreciation                                                  645,342
                                                                        --------
 Total                                                                  $912,656
                                                                        ========
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 5). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

E.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), manages the Fund's portfolio. Prior to August 1, 2006, The Fund paid PIM an annual fee during the Guarantee Period equal to 0.70% of the Fund's average daily net assets. Effective August 1, 2006, PIM contractually agreed to limit its annual fee during the Guarantee Period to 0.40% of the Fund's average net assets. If the Fund is required by the terms of the Financial Warranty Agreement (see Note 3) to invest solely in a portfolio of U.S. government securities and other debt securities or to invest all of the Fund's assets in a defeasance portfolio consisting entirely of zero coupon U.S. government securities (and cash or cash equivalents to the extent necessary to meet redemption requests), PIM's fee will be reduced to 0.20% of average daily net assets. The fee is computed daily and paid monthly. PIM has contractually agreed until the maturity date not to impose all or a portion of its management fee and, if necessary to assume other operating expenses of the Fund to the extent necessary to limit Fund expenses to 2.10%, 2.85% and 2.85% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

Effective January 1, 2007 PIM has agreed to waive 0.30% of its management fee until the end of the Guarantee Period.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2006, $1,619 was payable to PIM related to

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

management fees, administrative fees and certain other services and is included in due to affiliates.

3.   Financial Warranty Agreement

The Fund has entered into a Financial Warranty Agreement (the "Financial Warranty") with Main Place Funding, LLC, to protect against the Fund having insufficient assets to redeem shares at the Guaranteed Amount on the Maturity Date. The value, if any of the Financial Warranty, to the Fund and/or its shareowners, is not determinable until the Maturity Date, as described in Note
1. The Fund, and not the Fund's shareowners, is the holder of the Financial Warranty, which will enable the Fund, assuming that the Fund complies with the conditions imposed under the Financial Warranty, and that Main Place Funding LLC does not default on its obligations, to pay redemption proceeds on the Maturity Date for the Guaranteed Amount discussed in Note 1. Main Place Funding, LLC will be required to fund the amount of any shortfall from the Guaranteed Amount on the Maturity Date (subject to the terms of the Financial Warranty), whether or not shareowners redeem their shares on the Maturity Date. The Fund's Board of Trustees and PIM will be able to amend the terms of the Financial Warranty at any time without shareowner approval, subject to the agreement of Main Place Funding, LLC. The Fund pays Main Place Funding, LLC an annual fee equal to 0.85% of the average daily net assets of the Fund during the Guarantee Period for providing the Financial Warranty. During the Guarantee Period, shareowners may request a free copy of the most recent quarterly report of Main Place Funding, LLC and its indirect parent, Bank of America Corporation.

4.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $16,264 in transfer agent fees payable to PIMSS at December 31, 2006.

5.   Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD) a service fee of up to 0.25% of the Fund's average daily net assets

36
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Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $2,922 in distribution fees payable to PFD at December 31, 2006.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). Proceeds from the CDSCs are paid to PFD, the principal underwriter of the Fund and a wholly owned indirect subsidiary of Unicredito Italiano. For the year ended December 31, 2006, CDSCs in the amount of $187,977 were paid to PFD.

6.   Expense Offsets

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended December 31, 2006, expenses were reduced by $2,983 under such arrangements.

7.   New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's (series', trust's) tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not been determined.

                                                                              37
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Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

38
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Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Protected Principal Trust and the Shareowners of Pioneer Protected Principal Plus Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer Protected Principal Plus Fund, one of the portfolios constituting the Pioneer Protected Principal Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Protected Principal Plus Fund of the Pioneer Protected Principal Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst + Young LLP

Boston, Massachusetts
February 21, 2007

                                                                              39
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Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index approved by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's

40
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Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one and three year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economics of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

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Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and indices considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the fifth quintile of its Morningstar category peer group for the 12 months ended June 30, 2006 and in the fifth quintile of the peer group for the three year period ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareholders. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The fund pays a fee to a financial institution to guarantee that the Fund's shares will have at least a specified net asset value, which fee effects performance and comparability of the Fund's returns with its peer group. The Trustees concluded that the Fund, in light of the Fund's principal protection strategy, underperformed relative to its peers.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities and fixed income groups. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, such as transfer agency and administration, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 (after giving effect to the expense limitation) to be in the fifth quintile, according to data for the applicable peer group for the most recent fiscal year. In considering the Fund's expense ratio, the Trustees took into account the costs and financial benefits of the financial guarantee.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that the Fund does not have the potential to significantly increase assets until the guarantee period has terminated.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

44
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Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees (except Mr. West) serves as a Trustee of each of the 87 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 38 of the 87 Pioneer Funds. The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                          Positions Held      Length of Service       Principal Occupation During          Other Directorships Held
Name and Age              With the Fund       and Term of Office      Past Five Years                      by this Trustee
John F. Cogan, Jr. (80)*  Chairman of the     Trustee since 2001.     Deputy Chairman and a Director of    Director of ICI Mutual
                          Board, Trustee and  Serves until a          Pioneer Global Asset Management      Insurance Company
                          President           successor trustee is    S.p.A. ("PGAM"); Non-Executive
                                              elected or earlier      Chairman and a Director of Pioneer
                                              retirement or removal.  Investment Management USA Inc.
                                                                      ("PIM-USA"); Chairman and a
                                                                      Director of Pioneer; Chairman and
                                                                      Director of Pioneer Institutional
                                                                      Asset Management, Inc. (since
                                                                      2006); Director of Pioneer
                                                                      Alternative Investment Management
                                                                      Limited (Dublin); President and a
                                                                      Director of Pioneer Alternative
                                                                      Investment Management (Bermuda)
                                                                      Limited and affiliated funds;
                                                                      Director of PIOGLOBAL Real Estate
                                                                      Investment Fund (Russia) (until
                                                                      June 2006); Director of Nano-C,
                                                                      Inc. (since 2003); Director of Cole
                                                                      Investment Corporation (since
                                                                      2004); Director of Fiduciary
                                                                      Counseling, Inc.; President and
                                                                      Director of Pioneer Funds
                                                                      Distributor, Inc. ("PFD") (until
                                                                      May 2006); President of all of the
                                                                      Pioneer Funds; and Of Counsel,
                                                                      Wilmer Cutler Pickering Hale and
                                                                      Dorr LLP (counsel to PIM-USA and
                                                                      the Pioneer Funds)

*Mr. Cogan and Mr. Hood are Interested Trustees because they are an officer or director of the fund's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                        Positions Held         Length of Service      Principal Occupation During          Other Directorships Held
Name and Age            With the Fund          and Term of Office     Past Five Years                      by this Trustee
Osbert M. Hood (54)+*   Trustee and Executive  Since 2003. Serves     President and Chief Executive        Trustee of certain
                        Vice President         at the discretion of   Officer, PIM-USA since May 2003      Pioneer Funds
                                               the Board              (Director since January 2001;
                                                                      Executive Vice President and Chief
                                                                      Operating Officer from November
                                                                      2000-May 2003); Director of PGAM
                                                                      since June 2003; President and
                                                                      Director of Pioneer since May 2003;
                                                                      President and Director of Pioneer
                                                                      Institutional Asset Management,
                                                                      Inc. since February 2006; Chairman
                                                                      and Director of Pioneer Investment
                                                                      Management Shareholder Services,
                                                                      Inc. ("PIMSS") since May 2003;
                                                                      Director of PFD since May 2006;
                                                                      Director of Oak Ridge Investments,
                                                                      LLC (a registered investment
                                                                      adviser in which PIM USA owns a
                                                                      minority interest) since January
                                                                      2005; Director of Vanderbilt
                                                                      Capital Advisors, LLC (an
                                                                      institutional investment adviser
                                                                      wholly-owned by PIM USA) since June
                                                                      2006; and Executive Vice President
                                                                      of all of the Pioneer Funds since
                                                                      June 2003

+Mr. Hood resigned as Trustee and EVP effective January 9, 2007
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------


                            Positions Held    Length of Service       Principal Occupation During          Other Directorships Held
Name, Age and Address       With the Fund     and Term of Office      Past Five Years                      by this Officer
David R. Bock (63)          Trustee           Trustee since 2005.     Senior Vice President and Chief      Director of The
3050 K Street NW,                             Serves until a          Financial Officer, I-trax, Inc.      Enterprise Social
Washington, DC 20007                          successor trustee is    (publicly traded health care         Investment Company
                                              elected or earlier      services company) (2001 - present);  (privately-held
                                              retirement or removal.  Managing Partner, Federal City       affordable housing
                                                                      Capital Advisors (boutique merchant  finance company);
                                                                      bank)(2002 to 2004); and Executive   and Director of New
                                                                      Vice President and Chief Financial   York Mortgage Trust
                                                                      Officer, Pedestal Inc.               (publicly traded
                                                                      (internet-based mortgage trading     mortgage REIT)
                                                                      company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)           Trustee           Trustee since 2001.     President, Bush International        Director of Brady
3509 Woodbine Street                          Serves until a          (international financial advisory    Corporation (industrial
Chevy Chase, MD 20815                         successor trustee is    firm)                                identification and
                                              elected or earlier                                           specialty coated material
                                              retirement or removal.                                       products manufacturer);
                                                                                                           Director of Briggs &
                                                                                                           Stratton Co. (engine
                                                                                                           manufacturer); Director
                                                                                                           of Mortgage Guaranty
                                                                                                           Insurance Corporation;
                                                                                                           and Director of UAL
                                                                                                           Corporation (airline
                                                                                                           holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)   Trustee           Trustee since 2001.     Founding Director, The Winthrop      None
1001 Sherbrooke Street West,                  Serves until a          Group, Inc. (consulting firm);
Montreal, Quebec, Canada                      successor trustee is    and Desautels Faculty of
H3A1G5                                        elected or earlier      Management, McGill University
                                              retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                                Positions Held   Length of Service       Principal Occupation During       Other Directorships Held
Name, Age and Address           With the Fund    and Term of Office      Past Five Years                   by this Trustee
Thomas J. Perna (56)            Trustee          Trustee since 2006.     Private investor (2004 -          Director of Quadriserv
89 Robbins Avenue,                               Serves until a          present); and Senior Executive    Inc. (technology products
Berkeley Heights, NJ 07922                       successor trustee is    Vice President, The Bank of       for securities lending
                                                 elected or earlier      New York (financial and           industry)
                                                 retirement or removal.  securities services) (1986 -
                                                                         2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)        Trustee          Trustee since 2001.     President and Chief Executive     Director of New America
200 State Street, 12th Floor,                    Serves until a          Officer, Newbury, Piret &         High Income Fund, Inc.
Boston, MA 02109                                 successor trustee is    Company, Inc. (investment         (closed-end investment
                                                 elected or earlier      banking firm)                     company)
                                                 retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (78)            Trustee          Trustee since 2001.     Senior Counsel, Sullivan &        Director, The Swiss
125 Broad Street,                                Serves until a          Cromwell (law firm)               Helvetia Fund, Inc.
New York, NY 10004                               successor trustee is                                      (closed-end investment
                                                 elected or earlier                                        company)
                                                 retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)              Trustee          Trustee since 2001.     President, John Winthrop &        None
One North Adgers Wharf,                          Serves until a          Co., Inc. (private investment
Charleston, SC 29401                             successor trustee is    firm)
                                                 elected or earlier
                                                 retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                            Positions Held        Length of Service and   Principal Occupation During      Other Directorships Held
Name and Age                With the Fund         Term of Office          Past Five Years                  by this Officer
Dorothy E. Bourassa (58)    Secretary             Since 2003. Serves      Secretary of PIM-USA; Senior     None
                                                  at the discretion of    Vice President - Legal of
                                                  the Board               Pioneer; Secretary/Clerk of
                                                                          most of PIM-USA's
                                                                          subsidiaries; and Secretary of
                                                                          all of the Pioneer Funds since
                                                                          September 2003 (Assistant
                                                                          Secretary from November 2000
                                                                          to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)  Assistant Secretary   Since 2003. Serves      Vice President and Senior        None
                                                  at the discretion of    Counsel of Pioneer since July
                                                  the Board               2002; Vice President and
                                                                          Senior Counsel of BISYS Fund
                                                                          Services, Inc. (April 2001 to
                                                                          June 2002); Senior Vice
                                                                          President and Deputy General
                                                                          Counsel of Funds Distributor,
                                                                          Inc. (July 2000 to April
                                                                          2001), and Assistant Secretary
                                                                          of all of the Pioneer Funds
                                                                          since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)  Assistant Secretary   Since 2006. Serves      Partner, Wilmer Cutler           None
                                                  at the discretion of    Pickering Hale and Dorr LLP;
                                                  the Board               and Assistant Secretary of all
                                                                          of the Pioneer Funds since
                                                                          July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)           Treasurer             Since 2001. Serves      Vice President - Fund            None
                                                  at the discretion of    Accounting, Administration and
                                                  the Board               Controllership Services of
                                                                          Pioneer; and Treasurer of all
                                                                          of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)        Assistant Treasurer   Since 2004. Serves      Deputy Treasurer of Pioneer      None
                                                  at the discretion of    since 2004; Treasurer and
                                                  the Board               Senior Vice President, CDC
                                                                          IXIS Asset Management Services
                                                                          from 2002 to 2003; Assistant
                                                                          Treasurer and Vice President,
                                                                          MFS Investment Management from
                                                                          1997 to 2002; and Assistant
                                                                          Treasurer of all of the
                                                                          Pioneer Funds since November
                                                                          2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)       Assistant Treasurer   Since 2001. Serves      Assistant Vice President -       None
                                                  at the discretion of    Fund Accounting,
                                                  the Board               Administration and
                                                                          Controllership Services of
                                                                          Pioneer; and Assistant
                                                                          Treasurer of all of the
                                                                          Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------


                            Positions Held       Length of Service      Principal Occupation During         Other Directorships Held
Name and Age                With the Fund        and Term of Office     Past Five Years                     by this Officer
Gary Sullivan (48)          Assistant Treasurer  Since 2002. Serves     Fund Accounting Manager - Fund      None
                                                 at the discretion of   Accounting, Administration and
                                                 the Board              Controllership Services of
                                                                        Pioneer, and Assistant
                                                                        Treasurer of all of the
                                                                        Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (33) Assistant Treasurer  Since 2003. Serves     Fund Administration Manager -       None
                                                 at the discretion of   Fund Accounting, Administration
                                                 the Board              and Controllership Services
                                                                        since June 2003; Assistant
                                                                        Vice President - Mutual Fund
                                                                        Operations of State Street
                                                                        Corporation from June 2002 to
                                                                        June 2003 (formerly Deutsche
                                                                        Bank Asset Management);
                                                                        Pioneer Fund Accounting,
                                                                        Administration and
                                                                        Controllership Services (Fund
                                                                        Accounting Manager from August
                                                                        1999 to May 2002); and
                                                                        Assistant Treasurer of all of
                                                                        the Pioneer Funds since
                                                                        September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)     Chief Compliance     Since 2006. Serves     Chief Compliance Officer of         None
                            Officer              at the discretion of   Pioneer and all of the Pioneer
                                                 the Board              Funds since March 2006; Vice
                                                                        President and Senior Counsel
                                                                        of Pioneer since September
                                                                        2004; and Senior Vice
                                                                        President and Counsel, State
                                                                        Street Research & Management
                                                                        Company (February 1998 to
                                                                        September 2004)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                   www.pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



--------------------------------------------------------------------------------








--------------------------------------------------------------------------------

                                     PIONEER
                               ------------------
                                    PROTECTED
                                 PRINCIPAL PLUS
                                     FUND II


                                     Annual
                                     Report


                                    12/31/06

                              [Logo] PIONEER
                                     Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              13

Schedule of Investments                                                      15

Financial Statements                                                         16

Notes to Financial Statements                                                23

Report of Independent Registered Public Accounting Firm                      31

Factors Considered by the Independent Trustees in Approving
the Management Contract                                                      32

Trustees, Officers and Service Providers                                     38

                                                                      Chairman's

Dear Shareowner,
--------------------------------------------------------------------------------
As the global economy reacted to good and bad news of 2006, overall it managed to keep chugging along with fairly stable growth. Looking back, the economic stories included slowing economic growth bringing monetary tightening to an end in the United States, price action in oil and other commodity markets threatening to unsettle global growth and inflation, geopolitical uncertainties and corporate earnings growth surpassing market expectations.

Global growth surpassed most analyst expectations in 2006. The International Monetary Fund estimates world output increased by 5.1% in 2006, up from 4.9% in 2005 and above the 3.7% average annual pace of growth of the previous 20 years. Growth is estimated to slow modestly in 2007 but to remain well above the long-term average.

U.S. economic growth slowed gradually over 2006, with estimated full-year growth of GDP of 3.3%, modestly below 2005 growth but still strong enough to lower the unemployment rate to 4.5%. While many observers were concerned that a weakening housing sector could be a drag on consumer spending, the consumer has shown resilience supported by a strong labor market and associated income growth and by oil and gasoline prices falling from record highs in the second half of the year. Corporate America has also proved resilient in the face of the slowing housing sector, with business investment growing at its fastest rate since 2000.

The Federal Reserve stopped increasing interest rates in mid-2006, but has retained its bias to raise rates, reflecting upside risks to inflation, particularly from the tight labor market, and confidence that the economy remained on solid ground. Consumers welcomed the relief from oil prices that peaked at mid-year, and fell sharply towards year end. Likewise, they benefited from core inflation (which excludes energy and food items) that has eased modestly in the second half of the year, but remains above what is generally considered the central bank's "comfort zone."

The European economy surpassed many economists' expectations in 2006. Eurozone GDP grew at a 3% pace, much stronger than its 1.8% average annual growth pace since 2000. Underlying this strength has been buoyant and broad-based strength in business sentiment and investment and in exports. While household consumption showed mixed results, the unemployment rate fell to 7.7% by the end of 2006. The European Central Bank raised interest rates gradually to 3.50% over the course of 2006, reflecting firm economic growth, steadily tightening labor market conditions, and fast growing money supply. Core inflation in the Eurozone remains reasonably benign, at roughly 1.5% per annum. European stock markets posted strong returns; appreciation of the Euro relative to both the dollar and Yen made the Eurozone stock market the top performer of 2006.

The Japanese economy continued to grow firmly in 2006, although the pace of expansion slowed in the second half of the year. Business investment was the major driver of expansion as increasing capacity utilization and better sentiment encouraged a new wave of investment. As deflation ended, the Bank of Japan ended its zero interest rate policy, although it has raised rates to only

Letter

0.25% thus far. After a strong showing in 2005, the Japanese stock market posted only muted gains in 2006.

Emerging economies enjoyed strong, relatively uninterrupted economic growth in 2006. Good financing conditions, buoyant commodity prices, which boosted income and investment in commodity exporting countries, and strong export demand from developed economies drove this growth. The emerging market stock index was very strong in early 2006, declined to near start-of-year levels, then rallied to finish the year only marginally behind the Eurozone. We believe similar growth can be expected in the emerging markets if current domestic economic and political conditions prevail.

While global economic momentum has started to slow, we expect the global economy to continue growing firmly in 2007, supported by business investment, rising employment, and lower energy prices. A slowdown in the U.S. growth rate would be welcome, since rapid growth could increase the risk of inflationary pressures, which would force the Federal Reserve to raise interest rates. We expect Europe and Japan to grow similarly, while emerging market economies are expected to continue their strong growth. In this scenario, fixed-income assets are expected to produce total returns generally in line with their current yields, while equities are expected to produce returns generally in line with earnings growth, which we forecast to be moderately above bond yields.

Our cautiously optimistic outlook on most regions of the world and asset classes reinforces the importance of Pioneer Investments' message that investors should remain diversified; take a long-term view rather than over-reacting to breaking news, and base investment decisions on economic and market fundamentals rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help Fund shareowners work toward their long-term goals.

Respectfully,

/s/ John F. Cogan

John F. Cogan, Jr., Chairman
Pioneer Investment Management, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

Shareholders in Pioneer Protected Principal Plus Fund II participated in the relatively strong gains generated by both the equity and fixed-income markets during the 12 months ended December 31, 2006. In the following interview, portfolio manager and a member of the equity portfolio management team, Walter Hunnewell, Jr., and the debt securities portfolio manager, Richard Schlanger, discuss the strategy and factors that influenced the performance of the Fund.

Q:   How did the Fund perform over the 12 months?

A: For the 12-month period ended December 31, 2006, the Class A shares for Pioneer Protected Principal Plus Fund II had a total return of 4.13% at net asset value. The Fund underperformed the 15.78% return of the Standard & Poor's 500 Index for the same period and slightly outperformed the 4.08% return of the Lehman Brothers Government Intermediate Bond Index. The Fund fell short of the 7.27% average return for the 341 funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category, the Fund's peer group.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   What was the investment environment during the period?

A: During the year, we saw the pace of economic growth moderate and corporate profits decelerate. While inflation remained a concern, the Federal Reserve paused in its rate-raising cycle in June, a move that was welcomed in both the equity and fixed-income markets. In response, the equity market, as measured by the S&P 500 Index, made substantial gains from July through the end of the year.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:   How did interest rates affect the management strategy for the Fund?

A: Interest rates are the driving force behind the asset allocation of the Fund. If interest rates decline and bond prices rise, we have to invest more money in the fixed-income portion (Treasury STRIPS) to meet our obligation to provide a minimum 2.00% annual return for Class A shares by the end of the Guarantee Period, which is June 4, 2010. During 2006, interest rates rose slightly, allowing us to add to the Fund's equity allocation.

Q:   What were the principal strategies used in managing the Fund?

A: At the end of the period, 22% of net assets were in equities, up from 19% at the beginning of the year. We maintained investments in Pioneer Fund and Pioneer Equity Income Fund. Approximately 19% of the equity position was in Pioneer Fund and 3% was in Pioneer Equity Income Fund.

     During the 12 months, through the underlying funds, we pared back some of our successful positions in the materials and financials sectors and began to build defensive positions in the face of slowing economic growth. We were particularly attracted to the health care sector, where we created positions in St. Jude Medical, a developer of implantable cardiovascular products, and Zimmer, a manufacturer of reconstructive implantable orthopedic devices. We also added to Biomet, another manufacturer of implantable orthopedic devices. In the technology sector, we initiated a position in semiconductor producer Advanced Micro Devices, which has a new competitive advantage that it is executing effectively. We added to Alcoa, the largest integrated smelter and aluminum manufacturer in the world. We boosted the Alcoa position because we feel the outlook for aluminum is favorable and believe the company's management may be in the process of effecting some positive changes. The Fund's indirect investment in 3M was also increased.

     Portfolio cutbacks included reducing the indirect investment in mutual fund company T. Rowe Price when it reached what we thought was full valuation. The relatively large allocation to Johnson & Johnson was also trimmed, because we found better opportunities elsewhere. We eliminated Inco, one of the largest producers of nickel in the world, which was acquired. We also pared back our

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06                           (continued)
--------------------------------------------------------------------------------

     successful position in Rio Tinto, a broadly diversified global mining company. Other companies that were sold included: Bristol-Myers Squibb because of its legal entanglements; Golden West Financial and KeySpan Corporation which were acquired.

Q:   What contributed most to performance?

A: Investments in telecommunications services, the best-performing sector of the market, contributed the most to performance. Our positions in Bell South, which rose 79%, and AT&T, its acquirer, which went up 53%, were the biggest drivers of total return. Publisher McGraw-Hill also enhanced results on the strength of earnings from its Standard & Poor's unit and a positive outlook for its textbook publishing business. T. Rowe Price benefited from the strength of the financial markets and good management execution. Inco had a total return of 75%; the company successfully brought one of the world's largest nickel mines into production and benefited from strong appreciation in nickel prices.

Q:   What detracted from performance?

A: Pioneer Natural Resources, an oil exploration and production company, declined 22% as the market questioned management's strategic moves. The stock remains in the underlying Fund's portfolio because we feel it is rich in resources and that its value will be recognized by the market. Intel was off 17% in the face of stiff competition from Advanced Micro Devices. We continued to hold Intel because we think the competitive advantage of Advanced Micro Devices may be temporary. Generic drug manufacturer Barr Pharmaceuticals fell 19%, because of slowing growth in the generic drug industry. We believe the industry is likely to re-accelerate and have maintained the position in Barr. Texas Instruments fell 10% because of a slowdown in its analog chip business and concerns about the volatile demand for cell phones, which use Texas Instruments semiconductor chips. While Dell declined 16%, it remained in the underlying Fund's portfolio because we believe it is top-of-class when it comes to efficient manufacturing. St. Jude Medical suffered because of competitors' high-profile product recalls in the cardiac rhythm management area as well as decelerating growth in the use of pace makers and other implantable devices. We believe that growth for these

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     products will pick up, and the stock remained in the underlying Fund's portfolio.

     The Fund's investments in Treasury STRIPS detracted the most from return. During the first half of the period, yields on Treasury securities rose, as the Federal Reserve continued raising interest rates. While yields declined briefly when the central bank paused in its rate-raising cycle in June, they rose later in the year as the Federal Reserve continued to voice concerns about the potential for accelerating inflation. The rise in yields pushed down the prices of the Treasury securities in the portfolio. The Fund's fixed-income holdings also suffered because investor demand for Treasuries was fairly weak. At a time when economic growth was relatively strong and corporate profits were robust, investors were less inclined to favor the safety of Treasuries. Instead, they opted for riskier fixed-income securities that had higher yields.

Q:   What is your outlook?

A: In an environment in which the equity markets seem to vacillate between concerns that the economy is slowing too much or that it is too hot, we have positioned the portfolio slightly defensively. We expect to maintain the equity segment of the Fund in a broadly diversified portfolio of high quality equities that sell at reasonable prices and that have the potential to grow earnings and dividends in the future. We feel that long-term interest rates should gradually drift higher, which should allow us to increase the Fund's equity exposure.

The Fund's returns will fluctuate and investors who redeem shares or take dividends or distributions in cash prior to the end of the seven-year guarantee period will reduce their guaranteed amount. Due to an insurance policy fee, the Fund's expenses are higher than those of most other mutual funds.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is not a guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following was represented by a pie chart in the printed material.]

U.S. Government Obligations                                             78.3%
Pioneer Mutual Fund Shares                                              21.7%

Bond Characteristics
--------------------------------------------------------------------------------

Average Quality                                                           AAA
Average Life                                                         3.38 yrs
Effective Duration                                                   3.30 yrs
3 to 4 Year Maturities                                                  100.0%

Largest Holdings
--------------------------------------------------------------------------------

1. U.S. Treasury Principal Strip, Zero Coupon Bond, 5/15/10              74.2%
2. Pioneer Fund Class Y                                                  18.4
3. U.S. Treasury Interest Strip, Zero Coupon Bond, 5/15/10                4.1
4. Pioneer Equity Income Fund Class Y                                     3.3

This list excludes temporary cash and derivative instruments. Fund holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class          12/31/06        12/31/05
-------         --------        --------
   A             $9.87           $9.67
   B             $9.85           $9.64
   C             $9.90           $9.68

Distributions Per Share
--------------------------------------------------------------------------------

                               1/1/06 - 12/31/06
                  -------------------------------------------
                      Net
                   Investment     Short-Term      Long-Term
 Class               Income     Capital Gains   Capital Gains
-------           ------------ --------------- --------------
   A                $0.1999         $  -           $   -
   B                $0.121          $  -           $   -
   C                $0.116          $  -           $   -


--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Intermediate Government Bond Index measures the performance of the U.S. intermediate-term investment-grade bond market. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

The Indexes defined here pertain to the "Value of $10,000 Investment" charts on pages 10, 11 and 12.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                              CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund II at public offering price, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Intermediate Government Bond Index.

Average Annual Total Returns
(As of December 31, 2006)
                                   Net          Public
                                  Asset        Offering
Period                         Value (NAV)    Price (POP)
Life-of-Class
(3/3/03)                          1.06%         -0.49%
1 Year                            4.13          -1.86
--------------------------------------------------------------------------------
Expense Ratio
(As of May 1, 2006)
                                 Gross            Net
                                  2.09%          2.05%

[The following was represented by a mountain chart in the printed material.]

Value of a $10,000 Investment

                                                Lehman Brothers
          Pioneer Protected         S&P     Intermediate Government
        Principal Plus Fund II   500 Index        Bond Index
3/03            9425               10000            10000
12/03           9138               13285            10135
12/04           9441               14730            10371
12/05           9425               15452            10546
12/06           9814               17891            10952

-------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect indefinitely for Class A Shares. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Current performance may be lower due to market volatility. Fund returns will fluctuate, and investors who redeem shares or take dividends or distributions in cash prior to the end of the guarantee period will reduce their guaranteed amount. The guaranteed amount could be reduced if certain events occur, such as the insolvency of Ambac Assurance Corporation.

The Fund's expenses are higher than those of most other mutual funds. Its allocation of all or a significant portion of assets to U.S. government securities could cause underperformance relative to the general equity market. The Fund's primary objective of preserving principal may not be compatible with obtaining the same level of returns that could be achieved with greater allocation to equity securities. Your investment is subject to market risk after the Guarantee Period. Investors must redeem their shares on the Fund's maturity date to receive the guaranteed amount. Shares sold on dates other than maturity date will be sold at net asset value per share.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                             CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund II, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Intermediate Government Bond Index.

Average Annual Total Returns
(As of December 31, 2006)
                                    If            If
Period                             Held        Redeemed
Life-of-Class
(3/3/03)                           0.31%        -0.20%
1 Year                             3.43         -0.57
--------------------------------------------------------------------------------
Expense Ratio
(As of May 1, 2006)
                                   Gross           Net
                                    2.90%         2.80%

[The following was represented by a mountain chart in the printed material.]

Value of a $10,000 Investment

                                                Lehman Brothers
          Pioneer Protected         S&P     Intermediate Government
        Principal Plus Fund II   500 Index        Bond Index
3/03           10000              10000             10000
                9640              13285             10135
12/04           9892              14730             10371
                9785              15452             10546
12/06           9924              17891             10952

-------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end perfor mance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect indefinitely for Class B Shares. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Current performance may be lower due to market volatility. Fund returns will fluctuate, and investors who redeem shares or take dividends or distributions in cash prior to the end of the guarantee period will reduce their guaranteed amount. The guaranteed amount could be reduced if certain events occur, such as the insolvency of Ambac Assurance Corporation.

The Fund's expenses are higher than those of most other mutual funds. Its allocation of all or a significant portion of assets to U.S. government securities could cause underperformance relative to the general equity market. The Fund's primary objective of preserving principal may not be compatible with obtaining the same level of returns that could be achieved with greater allocation to equity securities. Your investment is subject to market risk after the Guarantee Period. Investors must redeem their shares on the Fund's maturity date to receive the guaranteed amount. Shares sold on dates other than maturity date will be sold at net asset value per share.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                             CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund II, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Intermediate Government Bond Index.

Average Annual Total Returns
(As of December 31, 2006)
                                    If            If
Period                             Held        Redeemed
Life-of-Class
(3/3/03)                           0.40%         0.40%
1 Year                             3.47          3.47
--------------------------------------------------------------------------------
Expense Ratio
(As of May 1, 2006)
                                  Gross           Net
                                   2.81%         2.80%

[The following was represented by a mountain chart in the printed material.]

Value of a $10,000 Investment

                                                Lehman Brothers
          Pioneer Protected         S&P     Intermediate Government
        Principal Plus Fund II   500 Index        Bond Index
3/03            10000              10000            10000
                 9650              13285            10135
12/04            9907              14730            10371
                 9813              15452            10546
12/06           10153              17891            10952

-------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Return would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect indefinitely for Class C Shares. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Current performance may be lower due to market volatility. Fund returns will fluctuate, and investors who redeem shares or take dividends or distributions in cash prior to the end of the guarantee period will reduce their guaranteed amount. The guaranteed amount could be reduced if certain events occur, such as the insolvency of Ambac Assurance Corporation.

The Fund's expenses are higher than those of most other mutual funds. Its allocation of all or a significant portion of assets to U.S. government securities could cause underperformance relative to the general equity market. The Fund's primary objective of preserving principal may not be compatible with obtaining the same level of returns that could be achieved with greater allocation to equity securities. Your investment is subject to market risk after the Guarantee Period. Investors must redeem their shares on the Fund's maturity date to receive the guaranteed amount. Shares sold on dates other than maturity date will be sold at net asset value per share.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Protected Principal Plus Fund II

Based on actual returns from July, 1, 2006 through December 31, 2006

Share Class                             A              B              C
--------------------------------------------------------------------------------
Beginning Account Value             $1,000.00      $1,000.00      $1,000.00
On 7/1/06
Ending Account Value                $1,046.74      $1,042.96      $1,043.36
On 12/31/06
Expenses Paid During Period*        $    8.98      $   12.82      $   12.57

* Expenses are equal to the Fund's annualized expense ratio of 1.74%, 2.49% and 2.44% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Protected Principal Plus Fund II

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                             A              B              C
--------------------------------------------------------------------------------
Beginning Account Value             $1,000.00      $1,000.00      $1,000.00
On 7/1/06
Ending Account Value                $1,016.43      $1,012.65      $1,012.91
On 12/31/06
Expenses Paid During Period*        $    8.84      $   12.63      $   12.38

* Expenses are equal to the Fund's annualized expense ratio of 1.74%, 2.49%, and 2.44% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

    Shares                                                                Value
                COMMON STOCKS - 21.7%
                Diversified Financials - 21.7%
                Diversified Financial Services - 21.7%
    60,419      Pioneer Equity Income Fund Class Y+                 $ 1,929,182
   219,694      Pioneer Fund Class Y+                                10,595,838
                                                                    -----------
                                                                    $12,525,020
                                                                    -----------
                Total Diversified Financials
                (Cost $11,849,218)                                  $12,525,020
                                                                    -----------
                U.S. GOVERNMENT OBLIGATIONS - 78.5%
                Government - 78.5%
52,800,000      U.S. Treasury Strip, Zero Coupon Bond, 5/15/10      $45,229,143
                                                                    -----------
                TOTAL U.S. GOVERNMENT OBLIGATIONS
                (Cost $46,339,849)                                  $45,229,143
                                                                    -----------
                TOTAL INVESTMENT IN SECURITIES - 100.2%
                (Cost $58,189,067) (a)                              $57,754,163
                                                                    -----------
                OTHER ASSETS AND LIABILITIES - (0.2)%               $  (141,696)
                                                                    -----------
                TOTAL NET ASSETS - 100.0%                           $57,612,467
                                                                    ===========

+    Investment deemed to be affiliate of the Fund.

(a) At December, 31, 2006 the net unrealized gain on investments based on cost for federal income tax purposes of $58,266,131 was as follows:

     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost.                      $  599,412
     Aggregate gross unrealized loss for all investments in which
     there is an excess of value over tax cost.                      (1,111,380)
                                                                     ----------
     Net Unrealized loss                                             $ (511,968)
                                                                     ==========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2006 aggregated $18,560,448 and $42,416,169, respectively.

The accompanying notes are an integral part of these financial statements.   15

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities of unaffiliated issuers
    (cost $46,339,849)                                $45,229,143
  Investment in securities of affiliated issuers
    (cost $11,849,218)                                 12,525,020
                                                      ------------
     Total investments in securities at value
       (cost $58,189,067)                             $57,754,163
  Cash                                                  1,538,915
  Receivables -
    Due from Pioneer Investment Management, Inc.            1,013
  Other                                                       476
                                                      ------------
     Total assets                                     $59,294,567
                                                      ------------
LIABILITIES:
  Payables -
    Investment securities purchased                   $ 1,500,000
    Fund shares repurchased                                79,491
  Due to affiliates                                        23,779
  Accrued expenses                                         38,597
  Other                                                    40,233
                                                      ------------
     Total liabilities                                $ 1,682,100
                                                      ------------
NET ASSETS:
  Paid-in capital                                     $61,137,261
  Accumulated net realized loss on investments         (3,089,890)
  Net unrealized loss on investments                     (434,904)
                                                      ------------
     Total net assets                                 $57,612,467
                                                      ===========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $18,046,905/1,827,761 shares)     $      9.87
                                                      ===========
  Class B (based on $31,700,406/3,217,900 shares)     $      9.85
                                                      ===========
  Class C (based on $7,865,156/794,517 shares)        $      9.90
                                                      ===========
MAXIMUM OFFERING PRICE:
  Class A ($9.87 [divided by] 94.25%)                 $     10.47
                                                      ===========

16    The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/06

INVESTMENT INCOME:
  Dividends from affiliated issuers                          $ 208,936
  Interest                                                   2,133,454
                                                             ---------
     Total investment income                                                 $2,342,390
                                                                             ----------
EXPENSES:
  Financial Warranty Fee                                     $ 535,032
  Management fees                                              278,814
  Transfer agent fees and expenses
    Class A                                                     48,463
    Class B                                                     77,958
    Class C                                                     15,622
  Distribution fees
    Class A                                                     54,206
    Class B                                                    355,810
    Class C                                                     95,128
  Administrative reimbursements                                 13,460
  Custodian fees                                                15,425
  Professional fees                                             33,928
  Fees and expenses of nonaffiliated trustees                    6,004
  Miscellaneous                                                  8,666
                                                             ---------
     Total expenses                                                          $1,538,516
     Less fees paid indirectly                                                   (3,163)
                                                                             ----------
       Net expenses                                                          $1,535,353
                                                                             ----------
       Net investment income                                                 $  807,037
                                                                             ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments from affiliated issuers                   $  930,485
  Change in net unrealized gain on investments:                                 494,545
                                                                             ----------
     Net gain on investments                                                 $1,425,030
                                                                             ----------
     Net increase in net assets resulting from operations                    $2,232,067
                                                                             ==========

The accompanying notes are an integral part of these financial statements.   17

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/06 and 12/31/05, respectively

                                                           Year Ended          Year Ended
                                                            12/31/06            12/31/05
FROM OPERATIONS:
Net investment income                                     $    807,037       $    751,125
Net realized gain (loss) on investments                        930,485            (17,083)
Change in net unrealized gain (loss) on investments            494,545         (1,570,568)
                                                          ------------       ------------
    Net increase (decrease) in net assets resulting
     from operations                                      $  2,232,067       $   (836,526)
                                                          ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.20 and $0.15 per share, respectively)     $   (358,733)      $   (389,747)
    Class B ($0.12 and $0.06 per share, respectively)         (386,082)          (271,073)
    Class C ($0.12 and $0.06 per share, respectively)          (91,286)           (79,255)
Net realized gain:
    Class A ($0.00 and $0.05 per share, respectively)                -           (135,271)
    Class B ($0.00 and $0.05 per share, respectively)                -           (231,410)
    Class C ($0.00 and $0.05 per share, respectively)                -            (65,972)
                                                          ------------       ------------
     Total distributions to shareowners                   $   (836,101)      $ (1,172,728)
                                                          ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Reinvestment of distributions                                  751,562          1,038,701
Cost of shares repurchased                                 (23,046,018)       (30,511,502)
                                                          ------------       ------------
    Net decrease in net assets resulting from fund
     share transactions                                   $(22,294,456)      $(29,472,801)
                                                          ------------       ------------
    Net decrease in net assets                            $(20,898,490)      $(31,482,055)
NET ASSETS:
Beginning of year                                           78,510,957        109,993,012
                                                          ------------       ------------
End of year                                               $ 57,612,467       $ 78,510,957
                                                          ============       ============
Undistributed net investment income                       $          -       $     10,426
                                                          ============       ============

18    The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    '06 Shares        '06 Amount         '05 Shares        '05 Amount
CLASS A
Shares sold                                -                   -                 -                   -
Reinvestment of distributions         33,200        $    328,677            47,894        $    465,555
Less shares repurchased             (787,202)         (7,726,386)       (1,024,105)        (10,075,721)
                                    --------        ------------        ----------        ------------
    Net increase (decrease)         (754,002)       $ (7,397,709)         (976,211)       $ (9,610,166)
                                    ========        ============        ==========        ============
CLASS B
Shares sold                                -                   -                 -                   -
Reinvestment of distributions         35,191        $    347,686            46,749        $    452,063
Less shares repurchased           (1,139,352)        (11,032,636)       (1,378,025)        (13,426,015)
                                  ----------        ------------        ----------        ------------
    Net increase (decrease)       (1,104,161)       $(10,684,950)       (1,331,276)       $(12,973,952)
                                  ==========        ============        ==========        ============
CLASS C
Shares sold                                -        $          -                 -        $          -
Reinvestment of distributions          7,573              75,199            12,470             121,083
Less shares repurchased             (439,943)         (4,286,996)         (716,466)         (7,009,766)
                                  ----------        ------------        ----------        ------------
    Net increase (decrease)         (432,370)       $ (4,211,797)         (703,996)       $ (6,888,683)
                                  ==========        ============        ==========        ============

The accompanying notes are an integral part of these financial statements.   19

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 Year        Year         Year         3/3/03 (a)
                                                Ended        Ended       Ended             to
                                               12/31/06    12/31/05     12/31/04        12/31/03
CLASS A
Net asset value, beginning of period           $  9.67     $  9.89      $  9.68       $   10.00
                                               -------     -------      -------       ---------
Increase (decrease) from investment
 operations:
 Net investment income                         $  0.20     $  0.15      $  0.11       $    0.03
 Net realized and unrealized gain (loss)
   on investments                                 0.20       (0.17)        0.21           (0.34)
                                               -------     -------      -------       ---------
   Net increase (decrease) from
    investment operations                      $  0.40     $ (0.02)     $  0.32       $   (0.31)
Distributions to shareowners:
 Net investment income                           (0.20)      (0.15)       (0.11)          (0.01)
 Net realized gain                                   -       (0.05)           -               -
                                               -------     -------      -------       ---------
Net increase (decrease) in net asset value     $  0.20     $ (0.22)     $  0.21       $   (0.32)
                                               -------     -------      -------       ---------
Net asset value, end of period                 $  9.87     $  9.67      $  9.89       $    9.68
                                               =======     =======      =======       =========
Total return*                                     4.13%      (0.17)%       3.32%          (3.05)% (b)
Ratio of net expenses to average
 net assets+                                      1.80%       1.94%        1.86%           1.97%**
Ratio of net investment income to average
 net assets+                                      1.70%       1.33%        0.99%           0.45%**
Portfolio turnover rate                             28%        117%          44%             54%
Net assets, end of period (in thousands)       $18,047     $24,960      $35,190       $  47,669
Ratios with no waiver of management fees
 and assumption of expenses by PIM and
 reductions for fees paid indirectly:
 Net expenses                                     1.80%       2.09%           -               -
 Net investment income                            1.70%       1.18%           -               -
Ratios with reductions for fees
 paid indirectly:
 Net expenses                                     1.79%       1.94%        1.86%           1.97%**
 Net investment income                            1.71%       1.33%        0.99%           0.45%**

(a)  The Fund commenced operations on March 3, 2003.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

20   The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 Year        Year         Year         3/3/03 (a)
                                                Ended        Ended       Ended             to
                                               12/31/06    12/31/05     12/31/04        12/31/03
CLASS B
Net asset value, beginning of period           $  9.64     $  9.86      $  9.64       $   10.00
                                               -------     -------      -------       ---------
Increase (decrease) from investment
 operations:
 Net investment income (loss)                  $  0.11     $  0.06      $  0.02       $   (0.02)
 Net realized and unrealized gain (loss)
   on investments                                 0.22       (0.17)        0.23           (0.34)
                                               -------     -------      -------       ---------
   Net increase (decrease) from
    investment operations                      $  0.33     $ (0.11)     $  0.25       $   (0.36)
Distributions to shareowners:
 Net investment income                           (0.12)      (0.06)       (0.03)              -
 Net realized gain                                   -       (0.05)           -               -
                                               -------     -------      -------       ---------
Net increase (decrease) in net asset value     $  0.21     $ (0.22)     $  0.22       $   (0.36)
                                               -------     -------      -------       ---------
Net asset value, end of period                 $  9.85     $  9.64      $  9.86       $    9.64
                                               =======     =======      =======       =========
Total return*                                     3.43%      (1.07)%       2.61%          (3.60)%(b)
Ratio of net expenses to average
 net assets+                                      2.55%       2.75%        2.63%           2.75%**
Ratio of net investment income (loss) to
 average net assets+                              0.95%       0.54%        0.21%          (0.35)%**
Portfolio turnover rate                             28%        117%          44%             54%
Net assets, end of period (in thousands)       $31,700     $41,675      $55,714       $  67,162
Ratios with no waiver of management fees
 and assumption of expenses by PIM and
 reductions for fees paid indirectly:
 Net expenses                                     2.55%       2.90%           -               -
 Net investment income                            0.95%       0.38%           -               -
Ratios with reductions for fees
 paid indirectly:
 Net expenses                                     2.55%       2.75%        2.63%           2.75%**
 Net investment income (loss)                     0.96%       0.54%        0.21%          (0.35)%**

(a)  The Fund commenced operations on March 3, 2003.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   21

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Year        Year         Year        3/3/03 (a)
                                                Ended       Ended       Ended            to
                                              12/31/06    12/31/05     12/31/04       12/31/03
CLASS C
Net asset value, beginning of period          $  9.68     $  9.89      $  9.65      $   10.00
                                              -------     -------      -------      ---------
Increase (decrease) from investment
 operations:
 Net investment income (loss)                 $  0.12     $  0.07      $  0.04      $   (0.02)
 Net realized and unrealized gain (loss)
   on investments                                0.22       (0.17)        0.22          (0.33)
                                              -------     -------      -------      ---------
   Net increase (decrease) from
    investment operations                     $  0.34     $ (0.10)     $  0.26      $   (0.35)
Distributions to shareowners:
 Net investment income                          (0.12)      (0.06)       (0.02)             -
 Net realized gain                                  -       (0.05)           -              -
                                              -------     -------      -------      ---------
Net increase (decrease) in net asset value    $  0.22     $ (0.21)     $  0.24      $   (0.35)
                                              -------     -------      -------      ---------
Net asset value, end of period                $  9.90     $  9.68      $  9.89      $    9.65
                                              =======     =======      =======      =========
Total return*                                    3.47%      (0.95)%       2.66%         (3.50)%(b)
Ratio of net expenses to average
 net assets+                                     2.50%       2.66%        2.55%          2.63%**
Ratio of net investment income (loss) to
 average net assets+                             0.99%       0.61%        0.28%         (0.23)%**
Portfolio turnover rate                            28%        117%          44%            54%
Net assets, end of period (in thousands)      $ 7,865     $11,876      $19,089      $  30,400
Ratios with no waiver of management fees
 and assumption of expenses by PIM and
 reductions for fees paid indirectly:
 Net expenses                                    2.50%       2.81%           -              -
 Net investment income                           0.99%       0.45%           -              -
Ratios with reductions for fees
 paid indirectly:
 Net expenses                                    2.50%       2.66%        2.55%          2.63%**
 Net investment income (loss)                    1.00%       0.61%        0.28%         (0.23)%**

(a)  The Fund commenced operations on March 3, 2003.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

22   The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies
Pioneer Protected Principal Plus Fund II (the Fund), is a diversified portfolio of Pioneer Protected Principal Trust which was organized as a Delaware statutory trust on October 2, 2001, and registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the 1940 Act) as a open-end management investment company.

The life of the Fund is divided into three phases: an Offering Period (which ended on May 30, 2003), a Guarantee Period (from June 13, 2003 to June 4, 2010 (the "Maturity Date")), and a Post-Guarantee Period, which begins on or about June 5, 2010. During the Guarantee Period, the Fund's investment objective is capital preservation in order to have a net asset value on the Maturity Date at least equal to the "Guaranteed Amount". Each shareowner's Guaranteed Amount will be equal to the initial amount invested (net of any initial sales charges) plus a minimum cumulative increase on such amount (14.00% on Class A Shares and 8.75% on Class B and C Shares), less any extraordinary expenses. In order to receive the Guaranteed Amount, shareowners must maintain their initial investment, not redeem any shares for seven years and reinvest all dividends and distributions. The Fund also seeks capital appreciation as a secondary objective during the Guarantee Period. During the Post-Guarantee Period, the Fund's investment objective will be long-term growth of capital. During the Guarantee Period, the Fund's net asset value may decline below the Guaranteed Amount.

The Fund offers three classes of shares outstanding - Class A, Class B and Class C shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

Information regarding the Fund's principal investment risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks making it more susceptible to any economic, political or regulatory developments or other risks affecting those industries and sectors.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At December 31, 2006 there were no securities fair valued. Temporary cash investments are valued at amortized cost.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. All discounts/premiums on debt securities are accreted/ amortized into interest income for financial reporting purposes. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 2006, the Fund had a net capital loss carry forward of $3,012,826, which will expire in 2013 if not utilized.

     The tax character of current year distributions paid will be determined at the end of the current fiscal year.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

     The tax character of any distributions paid during the years ended December 31, 2006 and 2005:

--------------------------------------------------------------------------------
                                          2006           2005
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                       $836,101      $  740,075
  Long-term capital gain                       -         432,653
                                        --------      ----------
    Total                               $836,101      $1,172,728
                                        ========      ==========
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2006.

--------------------------------------------------------------------------------
                                                         2006
--------------------------------------------------------------------------------
  Capital loss carryforward                          $(3,012,826)
  Unrealized depreciation                               (511,968)
                                                     -----------
    Total                                            $(3,524,794)
                                                     -----------

     The difference between book-basis and tax-basis unrealized depre ciation is attributable to the tax deferral of losses on wash sales.

     At December 31, 2006 the Fund has reclassified $18,638 to decrease distributions in excess of net investment income and $18,227 to increase accumulated net realized loss on investments and $411 to decrease paid capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 5). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     in each class and the ratable allocation of related out-of-pocket expenses (see Note 4). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, S.p.A. (Unicredito Italiano) manages the Fund's portfolio. Prior to August 1, 2006, the Fund paid PIM an annual fee during the Guarantee Period equal to 0.70% of the Fund's average daily net assets. Effective August 1, 2006, PIM contractually agreed to limit its annual fee during the Guarantee Period to 0.40% of the Fund's average net assets. If the Fund is required by the terms of the Financial Warranty Agreement (see Note 3) to invest solely in a portfolio of U.S. government securities and other debt securities or to invest all of the Fund's assets in a defeasance portfolio consisting entirely of zero coupon U.S. government securities (and cash or cash equivalents to the extent necessary to meet redemption requests), PIM's fee will be reduced to 0.20% of average daily net assets. PIM has contractually agreed until the maturity date not to impose all or a portion of its management fee and, if necessary to assume other operating expenses of the Fund to the extent necessary to limit Fund expenses to 2.05%, 2.80% and 2.80% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

Pioneer has agreed to modify the expense limitation that would apply only in the event the Fund is required by the Financial Guarantee Agreement to invest exclusively in a defeasance portfolio. In that event, Pioneer would waive its entire management fee and limit the Fund's other expenses, on an annual basis, to 0.12% for Class A shares, 0.87% for Class B shares and 0.87% for Class C shares. This arrangement may be modified in the future to the extent the Fund's maximum permitted equity allocation under the Financial Guarantee Agreement after that modification exceeds 17.5%.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

The Fund may invest in one or more affiliated mutual funds managed by PIM. PIM has contractually agreed to waive its management fee by the amount of any management fees received indirectly as a result of the Fund's investment in another Pioneer mutual fund. In addition, PIM has agreed to reduce its management fee from 0.70% to 0.65% during such times when the Fund holds investments in an affiliated fund.

Under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2006, $1,196 was payable to PIM related to management fees, administrative fees and certain other services and is included in due to affiliates.

3.   Financial Warranty Agreement

The Fund has obtained an insurance policy from and has entered into a Financial Guarantee Agreement with Ambac Assurance Corporation (together, the "Financial Guarantee"), to protect against the Fund having insufficient assets to meet its undertaking to redeem shares at the Guaranteed Amount on the Maturity Date. The value, if any, of the Financial Guarantee, to the Fund and/or its shareowners, is not determinable until the Maturity Date, as described in Note 1. The Fund, and not the Fund's shareowners, is the holder of the Financial Guarantee, which will enable the Fund, assuming that Ambac Assurance Corporation does not default on its obligations, to pay redemption proceeds on the Maturity Date for the Guaranteed Amount discussed in Note 1. Ambac Assurance Corporation will be required to fund the amount of any shortfall from the Guaranteed Amount on the Maturity Date, whether or not shareowners redeem their shares on the Maturity Date. If the Fund fails to comply with certain covenants in the Financial Guarantee Agreement, the Fund may be required to invest all of its assets in a defeasance portfolio as described in Note 2. The Fund's Board of Trustees and PIM will be able to amend the terms of the Financial Guarantee at any time without shareowner approval, subject to the agreement of Ambac Assurance Corporation. The Fund pays an annual fee equal to 0.80% of the average daily net assets of the Fund during the Guarantee Period for providing the Financial Guarantee. During the Guarantee Period, shareowners may request a free copy of the most recent quarterly report of Ambac Financial Group, Inc. of which Ambac Assurance Corporation is a wholly-owned subsidiary.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $18,304 in transfer agent fees payable to PIMSS at December 31, 2006.

5.   Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $4,279 in distribution fees payable to PFD at December 31, 2006.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). Proceeds from the CDSCs are paid to Pioneer Funds Distributor, Inc. (PFD), the principal underwriter of the Fund and a wholly owned indirect subsidiary of Unicredito Italiano. For the period ended December 31, 2006, CDSCs of $241,138 were paid to PFD.

6.   Expense Offsets

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the period ended December 31, 2006, the Fund's expenses were reduced by $3,163 under such arrangements.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

7.   Affiliated Companies

The Fund's investments in Funds managed by PIM are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund for the period ended December 31, 2006:

                                                                                       Net
                      Shares      Purchases      Sales      Shares     Dividend     Realized
Affiliates           12/31/05      (shares)    (shares)    12/31/06     Income        Gain         Value
-------------------------------------------------------------------------------------------------------------
Pioneer Fund
 Class Y             194,535       165,768      140,609     219,694   $ 116,979     $907,069    $10,595,838

Pioneer Equity
 Income Fund
 Class Y             207,503        77,261      224,345      60,419   $  91,957     $ 76,172    $ 1,929,182

8.   New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's (series', trust's) tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Protected Principal Trust and the Shareowners of Pioneer Protected Principal Plus Fund II:

We have audited the accompanying statement of assets and liabilities of Pioneer Protected Principal Plus Fund II, one of the portfolios constituting the Pioneer Protected Principal Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Protected Principal Plus Fund II of the Pioneer Protected Principal Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                             /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2007

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for the one and three year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose,
(5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economics of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and indices considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the fifth quintile of its Morningstar category peer group for the 12 months ended June 30, 2006 and in the fifth quintile of the peer group for the three years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareholders. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Fund pays a fee to a financial institution to guarantee that the Fund's shares will have at least a specified value in the future, which fee effects the Fund's performance and the comparability of the Fund's returns to its peer group. The Trustees concluded that the Fund, in light of the Fund's principal protection strategy, underperformed relative to its peers.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities and fixed income groups. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, such as transfer agency and administration, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio (after giving effect to the expense limitation) for the 12 months ended June 30, 2006 to be in the fifth quintile, according to data for the applicable peer group for the most recent fiscal year. In considering the Fund's expense ratio, the Trustees took into account the costs and financial benefits of the financial guarantee.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that the Fund does not have the potential to significantly increase assets during the principal protected period.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers
The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees (except Mr. West) serves as a Trustee of each of the 86 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 38 of the 87 Pioneer Funds. The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           Positions Held    Length of Service
Name and Age               With the Fund     and Term of Office
John F. Cogan, Jr. (80)*   Chairman of the   Trustee since 2001.
                           Board, Trustee    Serves until a
                           and President     successor trustee is
                                             elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------

                                                                                       Other Directorships Held
Name and Age               Principal Occupation During Past Five Years                 by this Trustee
John F. Cogan, Jr. (80)*   Deputy Chairman and a Director of Pioneer Global Asset      Director of ICI Mutual
                           Management S.p.A. ("PGAM"); Non-Executive Chairman          Insurance Company
                           and a Director of Pioneer Investment Management USA
                           Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                           Chairman and Director of Pioneer Institutional Asset
                           Management, Inc. (since 2006); Director of Pioneer
                           Alternative Investment Management Limited (Dublin);
                           President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds;
                           Director of PIOGLOBAL Real Estate Investment Fund
                           (Russia) (until June 2006); Director of Nano-C, Inc.
                           (since 2003); Director of Cole Investment Corporation
                           (since 2004); Director of Fiduciary Counseling, Inc.;
                           President and Director of Pioneer Funds Distributor, Inc.
                           ("PFD") (until May 2006); President of all of the Pioneer
                           Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP (counsel to PIM-USA and the Pioneer Funds)

* Mr. Cogan and Mr. Hood are Interested Trustees because they are an officer or director of the fund's investment adviser and certain of its affiliates.
-----------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                        Positions Held          Length of Service
Name and Age            With the Fund           and Term of Office
Osbert M. Hood (54)+*   Trustee and Executive   Since 2003. Serves
                        Vice President          at the discretion of
                                                the Board
--------------------------------------------------------------------------------

                                                                                       Other Directorships Held
Name and Age            Principal Occupation During Past Five Years                    by this Trustee
Osbert M. Hood (54)+*   President and Chief Executive Officer, PIM-USA since           Trustee of certain
                        May 2003 (Director since January 2001; Executive Vice          Pioneer Funds
                        President and Chief Operating Officer from November
                        2000 - May 2003); Director of PGAM since June 2003;
                        President and Director of Pioneer since May 2003;
                        President and Director of Pioneer Institutional Asset
                        Management, Inc. since February 2006; Chairman and
                        Director of Pioneer Investment Management Shareholder
                        Services, Inc. ("PIMSS") since May 2003; Director of PFD
                        since May 2006; Director of Oak Ridge Investments, LLC
                        (a registered investment adviser in which PIM-USA owns
                        a minority interest) since January 2005; Director of
                        Vanderbilt Capital Advisors, LLC (an institutional investment adviser wholly-owned by PIM-USA) since June 2006; and
                        Executive Vice President of all of the Pioneer Funds since
                        June 2003

+ Mr. Hood resigned as Trustee and EVP effective January 9, 2007
-----------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               Positions Held   Length of Service
Name, Age and Address          With the Fund    and Term of Office
David R. Bock (63)             Trustee          Trustee since 2005.
3050 K Street NW,                               Serves until a
Washington, DC 20007                            successor trustee is
                                                elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (58)              Trustee          Trustee since 2001.
3509 Woodbine Street                            Serves until a
Chevy Chase, MD 20815                           successor trustee is
                                                elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Trustee          Trustee since 2001.
1001 Sherbrooke Street West,                    Serves until a
Montreal, Quebec, Canada                        successor trustee is
H3A 1G5                                         elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------


                                                                                                 Other Directorships Held
Name, Age and Address          Principal Occupation During Past Five Years                       by this Trustee
David R. Bock (63)             Senior Vice President and Chief Financial Officer, I-trax, Inc.   Director of The Enterprise
3050 K Street NW,              (publicly traded health care services company) (2001 -            Social Investment
Washington, DC 20007           present); Managing Partner, Federal City Capital Advisors         Company (privately-held
                               (boutique merchant bank) (2002 - 2004); and Executive             affordable housing
                               Vice President and Chief Financial Officer, Pedestal Inc.         finance company); and
                               (internet-based mortgage trading company) (2000 - 2002)           Director of New York
                                                                                                 Mortgage Trust (publicly
                                                                                                 traded mortgage REIT)
-----------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              President, Bush International (international financial            Director of Brady
3509 Woodbine Street           advisory firm)                                                    Corporation (industrial
Chevy Chase, MD 20815                                                                            identification and
                                                                                                 specialty coated material
                                                                                                 products manufacturer);
                                                                                                 Director of Briggs &
                                                                                                 Stratton Co. (engine
                                                                                                 manufacturer); Director
                                                                                                 of Mortgage Guaranty
                                                                                                 Insurance Corporation;
                                                                                                 and Director of UAL
                                                                                                 Corporation (airline
                                                                                                 holding company)
-----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Founding Director, The Winthrop Group, Inc.                       None
1001 Sherbrooke Street West,   (consulting firm); and Desautels Faculty of
Montreal, Quebec, Canada       Management, McGill University
H3A 1G5
-----------------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                                Positions Held   Length of Service
Name, Age and Address           With the Fund    and Term of Office
Thomas J. Perna (56)            Trustee          Trustee since 2006.
89 Robbins Avenue,                               Serves until a
Berkeley Heights, NJ 07922                       successor trustee is
                                                 elected or earlier
                                                 retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (58)        Trustee          Trustee since 2001.
200 State Street, 12th Floor,                    Serves until a
Boston, MA 02109                                 successor trustee is
                                                 elected or earlier
                                                 retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (78)            Trustee          Trustee since 2001.
125 Broad Street,                                Serves until a
New York, NY 10004                               successor trustee is
                                                 elected or earlier
                                                 retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (70)              Trustee          Trustee since 2001.
One North Adgers Wharf,                          Serves until a
Charleston, SC 29401                             successor trustee is
                                                 elected or earlier
                                                 retirement or removal.
--------------------------------------------------------------------------------


                                                                                          Other Directorships Held
Name, Age and Address           Principal Occupation During Past Five Years               by this Trustee
Thomas J. Perna (56)            Private investor (2004 - present); and Senior Executive   Director of Quadriserv
89 Robbins Avenue,              Vice President, The Bank of New York (financial and       Inc. (technology products
Berkeley Heights, NJ 07922      securities services) (1986 - 2004)                        for securities lending
                                                                                          industry)
-----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)        President and Chief Executive Officer, Newbury, Piret &   Director of New America
200 State Street, 12th Floor,   Company, Inc. (investment banking firm)                   High Income Fund, Inc.
Boston, MA 02109                                                                          (closed-end investment
                                                                                          company)
-----------------------------------------------------------------------------------------------------------------------------
Stephen K. West (78)            Senior Counsel, Sullivan & Cromwell (law firm)            Director, The Swiss
125 Broad Street,                                                                         Helvetia Fund, Inc.
New York, NY 10004                                                                        (closed-end investment
                                                                                          company)
-----------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)              President, John Winthrop & Co., Inc.                      None
One North Adgers Wharf,         (private investment firm)
Charleston, SC 29401
-----------------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held        Length of Service
Name and Age                 With the Fund         and Term of Office
Dorothy E. Bourassa (58)     Secretary             Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant Secretary   Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Christopher P. Harvey (45)   Assistant Secretary   Since 2006. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer             Since 2001. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant Treasurer   Since 2004. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Treasurer   Since 2001. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------


                                                                                          Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                  by this Officer
Dorothy E. Bourassa (58)     Secretary of PIM-USA; Senior Vice President - Legal          None
                             of Pioneer; Secretary/Clerk of most of PIM-USA's
                             subsidiaries; and Secretary of all of the Pioneer Funds
                             since September 2003 (Assistant Secretary from
                             November 2000 to September 2003)
-------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since           None
                             July 2002; Vice President and Senior Counsel of BISYS
                             Fund Services, Inc. (April 2001 to June 2002); Senior
                             Vice President and Deputy General Counsel of
                             Funds Distributor, Inc. (July 2000 to April 2001), and
                             Assistant Secretary of all of the Pioneer Funds since
                             September 2003
-------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)   Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and      None
                             Assistant Secretary of all of the Pioneer Funds since
                             July 2006.
-------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting, Administration and         None
                             Controllership Services of Pioneer; and Treasurer of
                             all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Deputy Treasurer of Pioneer since 2004; Treasurer and        None
                             Senior Vice President, CDC IXIS Asset Management
                             Services from 2002 to 2003; Assistant Treasurer and
                             Vice President, MFS Investment Management from 1997
                             to 2002; and Assistant Treasurer of all of the Pioneer
                             Funds since November 2004
-------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Vice President - Fund Accounting, Administration   None
                             and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                                Positions Held           Length of Service
Name and Age                    With the Fund            and Term of Office
Gary Sullivan (48)              Assistant Treasurer      Since 2002. Serves
                                                         at the discretion of
                                                         the Board
--------------------------------------------------------------------------------
Katherine Kim Sullivan (33)     Assistant Treasurer      Since 2003. Serves
                                                         at the discretion of
                                                         the Board
--------------------------------------------------------------------------------
Terrence J. Cullen (45)         Chief Compliance         Since 2006. Serves
                                Officer                  at the discretion of
                                                         the Board
--------------------------------------------------------------------------------

                                                                                          Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                   by this Officer
Gary Sullivan (48)          Fund Accounting Manager - Fund Accounting,                    None
                            Administration and Controllership Services of Pioneer;
                            and Assistant Treasurer of all of the Pioneer Funds since
                            May 2002
---------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (33) Fund Administration Manager - Fund Accounting,                None
                            Administration and Controllership Services since June
                            2003; Assistant Vice President - Mutual Fund Operations
                            of State Street Corporation from June 2002 to June 2003
                            (formerly Deutsche Bank Asset Management); Pioneer Fund
                            Accounting, Administration and controllership Services
                            (Fund Accounting Manager from August 1999 to May 2002);
                            and Assistant Treasurer of all of the Pioneer Funds since
                            September 2003
---------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)     Chief Compliance Officer of Pioneer and all of the Pioneer    None
                            Funds since March 2006; Vice President and Senior Counsel of
                            Pioneer since September 2004; and Senior Vice President and
                            Counsel, State Street Research & Management Company (February
                            1998 to September 2004)
---------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site:                                   www.pioneerinvestments.com


Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust's two portfolios, including fees associated with the routing filing of its Form N-
1A, totaled approximately $53,120 in 2006 and $50,600 in 2005.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related and Other Fees
There were no audit-related and other services provided to the Trust during the fiscal years ended December 31, 2006 and 2005.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $15,030 in 2006 and $13,600 in 2005.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

   Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.

For the years ended December 31, 2006 and 2005, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled $15,030 in 2006 and $13,600 in 2005.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Protected Principal Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 1, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 1, 2007


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date March 1, 2007

* Print the name and title of each signing officer under his or her signature.